EXHIBIT 10.1

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                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                          NEOMEDIA TECHNOLOGIES, INC.,

                        NEOMEDIA TELECOM SERVICES, INC.,

                                       and

                               BSD SOFTWARE, INC.



                          Dated as of December 21, 2004


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
                                TABLE OF CONTENTS
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

ARTICLE 1. DEFINITIONS......................................................................................................1

     1.1.       Defined Terms...............................................................................................1
     1.2.       Interpretation Provisions..................................................................................11

ARTICLE 2. THE MERGER......................................................................................................11

     2.1.       The Merger.................................................................................................11
     2.2.       Effective Time.............................................................................................11
     2.3.       Effect of the Merger.......................................................................................12
     2.4.       Certificate of Incorporation; Bylaws.......................................................................12
     2.5.       Directors and Officers.....................................................................................12
     2.6.       The Merger Consideration; Effect on Outstanding Securities of the Company..................................12
     2.7.       Dissenting Shares..........................................................................................13
     2.8.       Exchange Procedures........................................................................................13
     2.9.       No Further Ownership Rights in Company Common Stock........................................................14
     2.10.      Lost, Stolen or Destroyed Certificates.....................................................................14
     2.11.      Taking of Necessary Action; Further Action.................................................................14
     2.12.      Tax Treatment..............................................................................................14

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MAJOR STOCKHOLDERS............................................14

     3.1.       Organization of the Company................................................................................15
     3.2.       Capitalization of the Company..............................................................................15
     3.3.       Stockholders' Agreements, etc..............................................................................16
     3.4.       Authorization..............................................................................................16
     3.5.       Officers and Directors.....................................................................................16
     3.6.       Bank Accounts..............................................................................................16
     3.7.       Subsidiaries...............................................................................................16
     3.8.       Real Property..............................................................................................17
     3.9.       Personal Property..........................................................................................18
     3.10.      Environmental Matters......................................................................................19
     3.11.      Contracts..................................................................................................20
     3.12.      No Conflict or Violation; Consents.........................................................................21
     3.13. Permits.........................................................................................................22
     3.14.      SEC Reports; Financial Statements; Books and Records.......................................................22
     3.15.      Absence of Certain Changes or Events.......................................................................23
     3.16.      Liabilities................................................................................................25
     3.17.      Litigation.................................................................................................26
     3.18.      Labor Matters..............................................................................................26
     3.19.      Employee Benefit Plans.....................................................................................27
     3.20.      Transactions with Related Parties..........................................................................29
     3.21.      Compliance with Law........................................................................................29
     3.22.      Intellectual Property......................................................................................29
     3.23.      Tax Matters................................................................................................33
     3.24.      Insurance..................................................................................................35
     3.25.      Brokers; Transaction Costs.................................................................................36
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
     3.26.      No Other Agreements to Sell the Company or the Assets......................................................36
     3.27.      Accounts Receivable........................................................................................36
     3.28.      Inventory..................................................................................................36
     3.29.      Product Warranty...........................................................................................37
     3.30.      Board Recommendation.......................................................................................37
     3.31.      Material Misstatements or Omissions........................................................................37

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB..........................................................37

     4.1.       Organization...............................................................................................38
     4.2.       Capitalization of Buyer....................................................................................38
     4.3.       Authorization..............................................................................................38
     4.4.       SEC Reports; Financial Statements; Books and Records.......................................................39
     4.5.       No Conflicts...............................................................................................40
     4.6.       Approvals..................................................................................................40
     4.7.       Merger Consideration.......................................................................................40
     4.8.       Brokers' and Finders' Fees.................................................................................40
     4.9.       Board Approval; No Stockholder Approval Required...........................................................40

ARTICLE 5. CONDUCT PRIOR TO THE EFFECTIVE TIME.............................................................................40

     5.1.       Conduct of Business of the Company.........................................................................40
     5.2.       No Solicitation............................................................................................42

ARTICLE 6. ADDITIONAL COVENANTS............................................................................................44

     6.1.       Special Meeting; Board Recommendation......................................................................44
     6.2.       Voting Agreements..........................................................................................45
     6.3.       Access to Information......................................................................................45
     6.4.       Confidentiality............................................................................................45
     6.5.       Expenses...................................................................................................45
     6.6.       Public Disclosure..........................................................................................46
     6.7.       Commercially Reasonable Efforts............................................................................46
     6.8.       Notification of Certain Matters............................................................................46
     6.9.       Company Repurchases........................................................................................46
     6.10.      Proprietary Rights.........................................................................................46
     6.11.      Tax Matters................................................................................................47
     6.12.      SEC Filings................................................................................................48
     6.13.      Stockholder Litigation.....................................................................................48
     6.14.      Indemnification............................................................................................48
     6.15.      Company Options............................................................................................49

ARTICLE 7. CONDITIONS TO THE MERGER........................................................................................49

     7.1.       Conditions to Obligations of Each Party to Effect the Merger...............................................49
     7.2.       Additional Conditions to Obligations of the Company........................................................49
     7.3.       Additional Conditions to the Obligations of Buyer..........................................................50

ARTICLE 8. TERMINATION.....................................................................................................52

     8.1.       Termination................................................................................................52
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
     8.2.       Termination by Buyer.......................................................................................52
     8.3.       Termination by the Company.................................................................................53
     8.4.       Procedure for Termination..................................................................................53
     8.5.       Effect of Termination......................................................................................54
     8.6.       Extension; Waiver..........................................................................................54

ARTICLE 9. MISCELLANEOUS PROVISIONS........................................................................................54

     9.1.       Notices....................................................................................................54
     9.2.       Entire Agreement...........................................................................................55
     9.3.       Further Assurances; Post-Closing Cooperation...............................................................55
     9.4.       Amendment; Waiver..........................................................................................55
     9.5.       Third Party Beneficiaries..................................................................................56
     9.6.       Opportunity to Hire Counsel; Role of Kirkpatrick & Lockhart LLP............................................56
     9.7.       No Assignment; Binding Effect..............................................................................56
     9.8.       Headings...................................................................................................56
     9.9.       Invalid Provisions.........................................................................................56
     9.10.      Governing Law..............................................................................................56
     9.11.      Arbitration................................................................................................56
     9.12.      Remedies Cumulative........................................................................................57
     9.13.      Construction...............................................................................................57
     9.14.      Counterparts...............................................................................................57
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                                      iii
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                                TABLE OF EXHIBITS

Exhibit A               Form of Voting Agreement
Exhibit B               Form of Certificate of Merger
Exhibit C               Form of Buyer Compliance Certificate
Exhibit D               Form of Company Compliance Certificate

                                       iv
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                          AGREEMENT AND PLAN OF MERGER

      THIS  AGREEMENT  AND PLAN OF MERGER,  dated as of  December  21, 2004 (the
"Agreement"),   is  by  and  among  NEOMEDIA  TECHNOLOGIES,   INC.,  a  Delaware
corporation ("Buyer"),  NEOMEDIA TELECOM SERVICES, INC, a Nevada corporation and wholly-owned  subsidiary of Buyer  ("Merger  Sub"),  and BSD  SOFTWARE,  INC., a
Florida corporation (the "Company").

                                    RECITALS:

      A. The respective Boards of Directors of Buyer, Merger Sub and the Company have determined that it is advisable and in the best interests of their respective stockholders to effect the acquisition of the Company pursuant to the terms and subject to the conditions set forth herein.

      B. In furtherance of such acquisition, the Boards of Directors of Buyer, Merger Sub and the Company have each approved the merger of the Company with and into Merger Sub (the "Merger"), upon the terms and subject to the conditions set forth herein, in accordance with the applicable provisions of the Nevada Revised
Statutes (the "NRS" or "Nevada Law").

      C. In connection with the execution of this Agreement,  Guy Fietz, Sun Tzu
Trust, Inc., and Trans Research Trust (collectively, the "Major Stockholders") shall have executed and delivered to Buyer, concurrently with the execution and delivery of this Agreement by the parties hereto, a Voting Agreement in the form attached hereto as Exhibit A.

      D. Pursuant to the Merger, each outstanding share of Company Common Stock will be converted solely into the right to shares of Buyer Common Stock, as provided in Section 2.6 herein, upon the terms and subject to the conditions set forth herein.

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Buyer, Merger Sub and the Company hereby agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

      1.1. Defined Terms. As used in this Agreement, the terms below shall have the following meanings:

      "Acquisition Proposal" has the meaning set forth in Section 5.2(c).

      "Actions"  means,  collectively,   any  action,  order  writ,  injunction,
judgment  or  decree  outstanding  or  claim,  suit,   litigation,   proceeding,
investigation or dispute.

                                       1

      "Affiliate" of a Person means any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

      "Agreement" has the meaning set forth in the preamble.

      "Approval" means any approval, authorization, consent, permit, qualification or registration, or any waiver of any of the foregoing, required to be obtained from or made with, or any notice, statement or other communication required to be filed with or delivered to, any Governmental or Regulatory Authority or any other Person.

      "Assets" means the right, title and interest of any Person in its properties, assets and rights of any kind, whether tangible or intangible, real or personal, including without limitation the right, title and interest in the following: all Contracts and Contract Rights; all machinery, equipment and computer hardware; all inventory; all Books and Records; all Proprietary Rights; all Permits; all return and other rights under or pursuant to all warranties, representations and guarantees made by suppliers and other third parties in connection with the Assets or services furnished to such Person; all cash, accounts receivable, deposits and prepaid expenses; and all goodwill.

      "Balance Sheet" means the balance sheet of the Company as of the Balance Sheet Date which constitutes a portion of the Financial Statements.

      "Balance Sheet Date" means July 31, 2004.

      "Benefit Arrangement" means any employment, consulting, severance or other similar contract, arrangement or policy (written or oral) and each plan, arrangement, program, agreement or commitment (written or oral) providing for insurance coverage (including, without limitation, any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health or accident benefits (including, without limitation, any "voluntary employees' beneficiary association" as defined in Section 501(c)(9) of the Code providing for the same or other benefits) or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights, stock purchases or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (a) is not a Welfare Plan, Pension Plan or Multiemployer Plan,
(b) is entered into, maintained, contributed to or required to be contributed to, as the case may be, by the Company or any Subsidiary or under which the Company or any Subsidiary may incur any liability, and (c) covers any Employee or former Employee.

      "Books and Records" means (a) all product, business and marketing plans, sales and promotional literature and artwork relating to the Assets of the Company or the Company Subsidiary or the Business, (b) all books, records, lists, ledgers, financial data, files, reports, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, product and design manuals, plans, drawings, technical manuals and operating records of every kind relating to the Assets of the Company or the Company Subsidiary or the Business (including records and lists of customers, distributors, suppliers and personnel), computer files and programs (including data processing files and records), retrieval programs, operating data and plans and environmental studies and plans, and (c) all telephone and fax numbers used in the Business, and in each case whether maintained as hard copy or stored in computer memory and whether owned by the Company or its Affiliates.

      "Business" means the business and operations of the Company.

      "Business Combination" means, with respect to any Person, (i) any merger, consolidation or other business combination to which such Person is a party,
(ii) any sale, dividend, split or other disposition of any capital stock or other equity interests of such Person (except for issuances of common stock upon conversion of preferred stock outstanding on the date hereof or the exercise of options or warrants outstanding on the date hereof or issued in accordance with the covenants of this Agreement), (iii) any tender offer (including a self tender), exchange offer, recapitalization, restructuring, liquidation, dissolution or similar or extraordinary transaction, (iv) any sale, dividend or other disposition of all or a material portion of the Assets of such Person (including by way of exclusive license or joint venture formation) or (v) the entering into of any agreement or understanding, the granting of any rights or options, or the acquiescence of such Person, with respect to any of the foregoing.

      "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of Florida are authorized or obligated to close.

      "Buyer" has the meaning set forth in the preamble.

      "Buyer Expense Notice" has the meaning set forth in Section 8.5(b).

      "Buyer Transaction Expenses" has the meaning set forth in Section 8.5(b).

      "Certificate of Merger" has the meaning set forth in Section 2.2.

      "Certificates" has the meaning set forth in Section 2.8.

      "Closing" has the meaning set forth in Section 2.1(b).

      "Closing Date" means the date of the Closing.

      "COBRA" has the meaning set forth in Section 3.19(f).

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Common Merger Consideration" means the amount equal to the fraction, the numerator of which is the Merger Consideration and the denominator of which is the aggregate number of shares of Company Common Stock outstanding at the Effective Time.

      "Company" has the meaning set forth in the preamble.

      "Company Balance Sheet" has the meaning set forth in Section 3.14(b).

      "Company Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

      "Company  Financial  Statements"  has the  meaning  set  forth in  Section
3.14(b).

      "Company Material Adverse Effect" or "Company Material Adverse Change" or a similar phrase means (a) any change, circumstance or effect that individually or in the aggregate with all other changes, circumstances and effects, is or would be reasonably likely to be materially adverse to (i) the business, operations, assets, properties (whether tangible or intangible), liabilities (taken as a whole), condition (financial or otherwise), results of operations or prospects, of the Company and the Company Subsidiary, taken as a whole, or (ii) the right or ability of the Company to consummate any of the transactions contemplated hereby or (b) any event or condition which, with the passage of time, the giving or receipt of notice, would reasonably be expected to constitute a "Material Adverse Effect" on or "Material Adverse Change" with respect to the Company and the Company Subsidiary, taken as a whole.

      "Company Negative Vote" has the meaning set forth in Section 8.1(d).

      "Company Options" means options to purchase shares of Company Common Stock issued by the Company (including, but not limited to, options issued to Employees).

      "Company Proprietary Right" shall mean any Proprietary Right that is (i) owned by, (ii) licensed to, or (iii) was developed or created by or for the Company or the Company Subsidiary.

      "Company Registered Proprietary Rights" means all Registered Proprietary Rights owned by, filed in the name of, assigned to or applied by or for, the Company or the Company Subsidiary.

      "Company Restricted Stock" means shares of Company Common Stock which are subject to a repurchase option by the Company.

      "Company SEC Reports" has the meaning set forth in Section 3.14(a).

      "Company Shares" means (i) all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time, (ii) all vested and unvested Company Options issued and outstanding immediately prior to the Effective Time, and (iii) any other securities convertible into or otherwise exercisable or exchangeable for Company Common Stock issued and outstanding immediately prior to the Effective Time.

      "Company Special Meeting" has the meaning set forth in Section 6.1(a).

      "Company Stockholder" means each holder of Company Common Stock at the Effective Time.

      "Company Subsidiary" means Triton Global Business Services, Inc., a Canadian company, and Triton Global Communications, Inc., an Alberta, Canada company.

      "Consents" means any and all Permits and any and all consents, approvals or waivers from third parties that are required for the consummation of the transactions contemplated by this Agreement.

      "Contract Rights" means all rights and obligations under the Contracts.

      "Contracts" means all agreements, contracts, leases (whether for real or personal property), purchase orders, undertakings, covenants not to compete, employment agreements, confidentiality agreements, licenses, instruments, obligations and commitments to which a Person is a party or by which a Person or any of its Assets are bound or affected, whether written or oral.

      "Default" means (a) a breach of or default under any Contract, (b) the occurrence of an event that with the passage of time or the giving of notice or both would constitute a breach of or default under any Contract or (c) the occurrence of an event that with or without the passage of time or the giving of notice or both would give rise to a right of termination, renegotiation or acceleration under any Contract.

      "DGCL" or "Delaware Law" has the meaning set forth in the recitals.

      "Disclosure Schedules" has the meaning set forth in Article 3.

      "Dissenting Shares" has the meaning set forth in Section 2.7(a).

      "Effective Time" has the meaning set forth in Section 2.2.

      "Employee Plans" means all Benefit Arrangements, Multiemployer Plans, Pension Plans and Welfare Plans.

      "Employees" means all officers and directors of the Company or the Company Subsidiary and all other Persons employed by the Company on a full or part-time basis, together with all Persons retained as "independent contractors" as of the relevant date.

      "Employment Agreements" has the meaning set forth in Section 7.3(i).

      "Encumbrance" means any claim, lien, pledge, option, charge, easement, tax assessment, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

      "Environmental Claims" means all notices of violation, liens, claims, demands and Action or Proceedings arising directly or indirectly out of Environmental Conditions or Environmental Laws.

      "Environmental Conditions" means the state of the environment, including natural resources (e.g., flora and fauna), soil, surface water, ground water, any present or potential drinking water supply, subsurface strata or ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal, dumping or threatened release of Hazardous Substances by the Company or any of its predecessors or successors in interest, or by its respective agents, representatives, Employees or independent contractors when acting in such capacity on behalf of the Company. With respect to Environmental Claims by third parties, Environmental Conditions also include the exposure of persons to Hazardous Substances at the work place or the exposure of persons or property to Hazardous Substances migrating from or otherwise emanating from or located on property owned or occupied by the Company.

      "Environmental Laws" means all applicable U.S. federal, state, district and local laws, all rules or regulations promulgated thereunder, and all orders, consent orders, judgments, notices, permits or demand letters issued, promulgated or entered pursuant thereto, relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata), including, without limitation, (a) laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, industrial materials, wastes or other substances into the environment and (b) laws relating to the identification, generation, manufacture, processing, distribution, use, treatment, storage, disposal, recovery, transport or other handling of pollutants, contaminants, chemicals, industrial materials, wastes or other substances. Environmental Laws shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Toxic Substances Control Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended ("RCRA"), the Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Clean Air Act, as amended, and all analogous laws promulgated or issued by any state or other Governmental or Regulatory Authority.

      "Environmental Reports" means any and all written analyses, summaries or explanations, in the possession or control of the Company or the Company Subsidiary, prepared for the purpose of analyzing or assessing (a) any Environmental Conditions in, on or about the properties of the Company or the Company Subsidiary or (b) the Company's or the Company Subsidiary's compliance with Environmental Laws.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "ERISA Affiliate" means any entity which is (or at any relevant time was) a member of a "controlled group of corporations" with, under "common control" with, or a member of an "affiliated service group" with, or otherwise required to be aggregated with, the Company as set forth in Section 414(b), (c), (m) or
(o) of the Code.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Facilities" means all plants, offices, manufacturing facilities, stores, warehouses, administration buildings and all real property and related facilities leased by the Company or the Company Subsidiary, all as identified or listed on Disclosure Schedule 3.8(b).

      "GAAP" means generally accepted accounting principles as applied in the United States.

      "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, bureau, board, commission, department, ministry or a branch thereof, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, province, county, city or other political subdivision.

      "Hazardous Substances" means all pollutants, contaminants, chemicals, wastes, and any other carcinogenic, ignitable, corrosive, reactive, toxic or otherwise hazardous substances or materials (whether solids, liquids or gases) subject to regulation, control or remediation under Environmental Laws.

      "Key Employee" means Guy Fietz.

      "Law" or "Laws" means any law, statute, order, decree, consent decree, judgment, rule, regulation, ordinance or other pronouncement having the effect of law whether in the United States, any foreign country, or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

      "Lease" means a real property lease or a personal property lease, as applicable.

      "Leased Property" has the meaning set forth in Section 3.8(b).

      "Letter of Intent" means that certain non-binding Letter of Intent between Buyer and the Company dated as of December 9, 2003.

      "Liability" means any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any type, whether accrued, absolute, contingent, matured, unmatured, liquidated, unliquidated, known or unknown.

      "License" means any Contract that grants a Person the right to use or otherwise enjoy the benefits of any Proprietary Right (including without limitation any covenants not to sue with respect to any Proprietary Right).

      "Major Stockholders" has the meaning set forth in the preamble.

      "Merger" has the meaning set forth in the preamble.

      "Merger Consideration" means the number of shares of Buyer Common Stock to be issued to the shareholders of the Company in exchange for all of the outstanding shares of Company Common Stock. The number of shares of Buyer Common Stock to be issued to the shareholders of the Company shall be equal to (i) the product of the aggregate number of shares of Company Common Stock outstanding at the Effective Time multiplied by 0.07, (ii) divided by the Volume Weighted Average Price per share of the common stock of the Buyer on the NASDAQ Bulletin Board market for the five trading days immediately preceding the Effective Time.

      "Merger Sub" has the meaning set forth in the preamble.

      "Multiemployer Plan" means any "multiemployer plan," as defined in Section 4001(a)(3) or 3(37) of ERISA, which (a) the Company or any ERISA Affiliate contributes to or is required to contribute to, or, after September 25, 1980, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (b) covers any Employee or former Employee or any ERISA Affiliate.

      "NRS" or "Nevada Law" has the meaning set forth in the recitals.

      "Option" with respect to any Person means any security, right, subscription, warrant, option, "phantom" stock right or other Contract (other than such Person's preferred stock) that gives the right to (a) purchase or otherwise receive or be issued any shares of capital stock or other equity interests of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock or other equity interests of such Person or (b) receive any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock or other equity interests of such Person.

      "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

      "Outside Date" has the meaning set forth in Section 8.1(b).

      "Pension  Plan" means any  "employee  pension  benefit plan" as defined in
Section 3(2) of ERISA (other than a Multiemployer Plan) which (a) the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, within the five (5) years prior to the Closing Date, maintained, administered, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability (including, without limitation, any contingent liability) and (b) covers any Employee or former Employee or any ERISA Affiliate.

      "Permits" means all licenses, permits, franchises, approvals, authorizations, consents or orders of, or filings with, any governmental authority, whether foreign, federal, national, state or local, necessary for the past, present or anticipated conduct or operation of the Business or ownership of the Assets of any Person.

      "Permitted Encumbrances" means (a) statutory liens of landlords, liens of carriers, warehousepersons, mechanics and material persons, and purchase money liens incurred in the ordinary course of business for sums (i) not yet due and payable, or (ii) being contested in good faith, if, in either such case, an adequate reserve shall have been made therefor in such Person's financial statements, (b) liens incurred or deposits made in connection with workers' compensation, unemployment insurance and other similar types of social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations, in each case in the ordinary course of business, consistent with past practice, (c) easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case, which do not interfere with the ordinary conduct of business of the Company and the Company Subsidiary and do not materially detract from the value of the property upon which such encumbrance exists, and (d) liens securing taxes, assessments and governmental charges not yet due and payable.

      "Person" means any person or entity, whether an individual, trustee, corporation, limited liability company, general partnership, limited partnership, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority or any similar entity.

      "Potential Acquiror" has the meaning set forth in Section 5.2(a).

      "Proprietary Rights" means all (a) U.S. and foreign patents, patent applications, patent disclosures and improvements thereto, including petty patents and utility models and applications therefor, (b) U.S. and foreign trademarks, service marks, trade dress, logos, trade names and corporate names and the goodwill associated therewith and registrations and applications for registration thereof, (c) U.S. and foreign copyrights and registrations and applications for registration thereof, (d) U.S. and foreign mask work rights and registrations and applications for registration thereof, (e) rights in Trade Secrets, (f) domain name registrations, (g) other proprietary rights, and (h) licenses granting any rights with respect to any of the foregoing.

      "Proxy Statement" has the meaning set forth in Section 6.1(b).

      "PTO" shall mean the United States Patent and Trademark Office.

      "Registered Proprietary Rights" shall mean all United States, international and foreign: (a) issued patents and patent applications (including provisional applications), (b) registered trademarks and servicemarks, applications to register trademarks and servicemarks, intent-to-use applications, other registrations or applications to trademarks or servicemarks,
(c) registered copyrights and applications for copyright registration, (d) any mask work registrations and applications to register mask works, and (e) any other Proprietary Right that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any state, government or other public legal authority.

      "Related Party" means (a) any of the Company's officers, directors, stockholders and any officers, directors, partners, associates or relatives of such officers, directors and stockholders, (b) any Person in which the Company or any stockholder or any Affiliate, associate or relative of any such Person has any direct or indirect interest, and (c) any direct or indirect trustee or beneficiary of any stockholder.

      "Representative"  of any Person  means any  officer,  director,  Employee,
stockholder,   attorney,  principal,  investment  advisors,  accountant,  agent,
Affiliate, or other representative of such Person.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "Subsidiary" means any Person in which the Company or Buyer, as the context requires, directly or indirectly through Subsidiaries or otherwise, beneficially owns at least 50% of either the equity interest in, or the voting control of, such Person, whether or not existing on the date hereof.

      "Superior Proposal" has the meaning set forth in Section 5.2(d).

      "Surviving Corporation" has the meaning set forth in Section 2.1(a).

      "Tax" or  "Taxes"  means any (i)  federal,  state,  local or  foreign  net income, gross income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, and (ii) any liability of the Company or the Company Subsidiary imposed by law for the payment of amounts described in clause (i) on another Person, including as a result of being a transferee, successor or a member of an affiliated, consolidated, combined or unitary group.

      "Tax Liability" means a Liability for any Tax.

      "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, and including any elections, rulings and requests for rulings and other correspondence to or from any Governmental Authority dealing with Taxes.

      "Third Party Expenses" has the meaning set forth in Section 6.5.

      "to the knowledge" or "knowledge" of a party (or similar phrases) means to the extent of matters which are actually known by such party and when used in respect of the Company or the Company Subsidiary, the term "to the knowledge" or "knowledge" shall mean the matters which are known or reasonably should be known by Guy Fietz, or Gordon Ellison after due inquiry.

      "Trade Secrets" means all trade secrets and confidential business information (including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, research and development information, software, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans, mailing and e-mail lists, and customer and supplier mailing and e-mail lists and information), in each case which are not generally known to the public.

      "Voting Agreement" means a Voting Agreement in the form attached hereto as Exhibit A, dated the date hereof, executed and delivered to Buyer by each Major Stockholder.

      "Welfare  Plan" means any  "employee  welfare  benefit plan" as defined in
Section 3(1) of ERISA, which (a) the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (b) covers any Employee or former Employee or any ERISA Affiliate.

      1.2. Interpretation Provisions.

            (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The terms "include" and "including" are not limiting and mean "including without limitation."

            (b) References to agreements and other documents are also to all subsequent amendments and other modifications thereto.

            (c) References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

            (d) The schedules and exhibits to this Agreement are a material part hereof and shall be treated as part of this Agreement.

                                   ARTICLE 2.
                                   THE MERGER

      2.1. The Merger.

            (a) The Merger. At the Effective Time, and on the terms and subject to the conditions of this Agreement and the DGCL, the Company shall be merged with and into Merger Sub, the separate corporate existence of the Company shall cease, and Merger Sub shall continue as the surviving corporation. Merger Sub, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the "Surviving Corporation."

            (b) Closing. Unless this Agreement shall have been terminated pursuant to Section 8.1, and subject to the satisfaction (or to the extent permitted, the waiver) of the conditions set forth in Articles 6 and 7, the closing of the transactions contemplated by this Agreement (the "Closing") will take place (i) at the offices of Kirkpatrick & Lockhart LLP, 201 South Biscayne Boulevard, Miami Center Suite 2000, Miami, Florida 33131, as promptly as practicable (and in any event within three (3) business days) after satisfaction (or to the extent permitted, the waiver) of the conditions set forth in Articles 6 and 7 or (ii) at such other time, date or place as Buyer and the Company may mutually agree.

      2.2. Effective Time. As promptly as practicable after the satisfaction (or to the extent permitted, the waiver) of the conditions set forth in Articles 6 and 7, and provided that this Agreement has not been terminated pursuant to
Section 9.1, the parties hereto shall cause the Merger to be consummated by executing and filing a certificate of merger, in substantially the form attached hereto as Exhibit B, with the Secretary of State of the State of Nevada as required by, and executed in accordance with the relevant provisions of, the DGCL (the "Certificate of Merger"), the time of acceptance by the Secretary of State of Nevada of such filing or such later time as may be agreed to by the parties and set forth in the Certificate of Merger being referred to herein as the "Effective Time".

      2.3. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights privileges, powers, franchises of the Company and the Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and the Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

      2.4. Certificate of Incorporation; Bylaws.

            (a) At the Effective Time, the Certificate of Incorporation of the Merger Sub as attached to the Certificate of Merger shall be the Certificate of Incorporation of the Surviving Corporation, until duly amended in accordance with applicable law.

            (b) At the  Effective  Time,  the  Bylaws of the Merger  Sub,  as in
effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter duly amended in accordance with applicable law, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

      2.5. Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving
Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, and the officers of the Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation and in accordance with applicable law. The Company shall cause each or any director and officer of the Company to tender his or her resignation prior to the Effective Time, with each such resignation to be effective as of the Effective Time.

      2.6. The Merger Consideration; Effect on Outstanding Securities of the Company. On the terms and subject to the conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Buyer, the Company or the holder of any Company Shares, the following shall occur:

            (a) Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished, and each share of Company Common Stock which is issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares (as provided in Section 2.7)) shall be automatically converted into solely the right to receive in shares of Buyer Common Stock, the Common Merger Consideration.

            (b) Cancellation of Company-Owned Stock. Each share of Company Common Stock owned by the Company or the Company Subsidiary immediately prior to the Effective Time shall be automatically canceled and extinguished without any exchange thereof and without any further action on the part of Buyer, Merger Sub or the Company.

            (c) Company Options. Immediately prior to the Effective Time, all outstanding Company Options shall become fully vested and exercisable and all repurchase rights with respect to Company Restricted Stock will lapse. Any Company Options not exercised prior to the Effective Time will be automatically terminated.

            (d) Common Stock of Merger Sub. Each stock certificate of Merger Sub evidencing ownership of any shares of common stock of the Merger Sub shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

      2.7. Dissenting Shares.

            (a) Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger and who has demanded appraisal for such shares in accordance with Florida Law ("Dissenting Shares") shall not be converted into a right to receive the Common Merger Consideration unless and until such holder fails to perfect or withdraws or otherwise loses such holder's right to appraisal. A holder of Dissenting Shares shall be entitled to receive payment of the appraisal value of such shares of Company Common Stock held by such holder in accordance with the provisions of
Section 607 of the Florida Business Corporation Act unless, after the Effective Time, such holder fails to perfect or withdraws or loses such holder's right to appraisal, in which case such shares shall be treated as if they had been converted as of the Effective Time into the right to receive the Common Merger Consideration.

            (b) The Company shall give Buyer (i) prompt notice of its receipt of any written demands for appraisal of any shares of Company Common Stock, withdrawals of such demands, and any other instruments relating to the Merger served pursuant to Canadian Law and received by the Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under Canadian Law. The Company shall not, except with the prior written consent of Buyer or as may be required under applicable law, voluntarily make any payment with respect to any demands for appraisal of Company Common Stock or offer to settle or settle any such demands.

2.8. Exchange Procedures.

            (a) Exchange Procedures. As soon as practicable after the Effective Time, Buyer shall cause to be mailed to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented Company Common Stock (the "Certificates") and which shares of Company Common Stock are exchanged for and represent the right to receive a portion of the Merger Consideration pursuant to Section 2.6, (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Transfer Agent and shall be in such form and have such other provisions as Buyer may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the appropriate portion of the Merger Consideration pursuant to Section 2.6. Upon surrender of a Certificate for cancellation to the Transfer Agent or to such other agent or agents as may be appointed by Buyer, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor the shares of Buyer Common Stock to which such holder is entitled pursuant to
Section 2.6, and the Certificate so surrendered shall be canceled. Until surrendered, each outstanding Certificate that, prior to the Effective Time, represented Company Shares will be deemed from and after the Effective Time to evidence the ownership of the portion of the Merger Consideration as provided in
Section 2.6 without any interest thereon.

      2.9. No Further Ownership Rights in Company Common Stock. The portion of the Merger Consideration issued upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Company of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article 2.

      2.10. Lost, Stolen or Destroyed Certificates. In the event any certificates evidencing shares of Company Common Stock shall have been lost, stolen or destroyed, Buyer shall cause the Transfer Agent to pay the portion of the Merger Consideration applicable to such shares in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof; provided, however, that Buyer or Transfer Agent may, in their discretion and as a condition precedent to the issuance of shares of Buyer Common Stock thereof, require the owner of such lost, stolen or destroyed Certificates to provide an indemnity with respect to the Certificates alleged to have been lost, stolen or destroyed.

      2.11. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and or to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of the Surviving Corporation and the Buyer are fully authorized to take, and will use their reasonable efforts to take, all lawful and reasonable action.

      2.12. Tax Treatment. The Merger shall constitute a non-taxable transaction under the Code.

                                   ARTICLE 3.
      REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MAJOR STOCKHOLDERS

      As an inducement of Buyer to enter into this Agreement, the Company hereby makes the following representations and warranties to Buyer which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct, except as otherwise set forth in written disclosure schedules of the Company (the "Disclosure Schedules") delivered to Buyer prior to the date hereof, a copy of which is attached hereto. The Disclosure Schedules are numbered to correspond to the various sections of this
Article 3 setting forth certain exceptions to the representations and warranties contained in this Article 3 and certain other information called for by this Agreement.

      3.1. Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all requisite corporate power and authority to conduct the Business as it is presently being conducted and to own or lease, as applicable, the Assets owned or leased by it. The Company Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of Canada. Each of the Company and the Company Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction the failure to be so qualified would constitute a Company Material Adverse Effect. Each jurisdiction in which the Company and the Company Subsidiary are qualified to do business as a foreign corporation is set forth in Disclosure Schedule 3.1.

      3.2. Capitalization of the Company.

            (a) Authorized Capitalization. As of the date of this Agreement, the authorized capitalization of the Company consists of (i) 50,000,000 shares of common stock, par value $.001 per share, of which 32,060,897 shares are issued and outstanding and (ii) 5,000,000 shares of undesignated preferred stock, par value $.001 per share, none of which are issued and outstanding. The Company has no other capital stock authorized, issued or outstanding. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company. With respect to any Company Common Stock that has been issued subject to a right of repurchase on the part of the Company, Disclosure Schedule 3.2(a) sets forth the holder thereof, the number and type of securities covered thereby, and the vesting schedule thereof (including a description of the circumstances under which such vesting schedule can or will be accelerated).

            (b) Company Options and Warrants. As of the date of this Agreement, 750,000 shares of Company Common Stock are reserved for issuance upon the exercise of outstanding Company Options and 1,000,000 shares of Company Common Stock are reserved for issuance upon the exercise of outstanding Company Warrants. All of the Company Options have been validly granted under the Company Common Stock Plan. Disclosure Schedule 3.2(b) sets forth the name of each holder of Company Options, as well as the number of Company Options held by each such holder, the number of shares of Company Common Stock for which each such Company Option is exercisable (both vested and unvested), and the price per share of Company Common Stock for which each such Company Option is exercisable (without taking into account whether or not such Company Option is in fact exercisable on the date hereof). The Company has previously provided to Buyer true and correct copies of all option agreements governing Company Options.

            (c) No Other Capital Stock, Options, Warrants. Except for the Company Options referred to above, there are no outstanding Options, warrants, convertible securities or rights of any kind to purchase or otherwise acquire any shares of capital stock or other securities of the Company or the Company Subsidiary. No debt securities of the Company or the Company Subsidiary are issued and outstanding.

            (d) The Company is directly or indirectly the record and beneficial owner of all of the outstanding shares of capital stock or other equity interests of the Company Subsidiary. All of such shares have been duly authorized and are validly issued, fully paid, nonassessable and free of preemptive rights with respect thereto and are owned by the Company free and clear of any claim, lien or encumbrance of any kind with respect thereto. There are no proxies or voting agreements with respect to such shares, and there are not any existing options, warrants, calls, subscriptions, or other rights or other agreements or commitments obligating the Company or the Company Subsidiary to issue, transfer or sell any shares of capital stock or any other securities convertible into, exercisable for, or evidencing the right to subscribe for any shares of the Company Subsidiary. The Company does not directly or indirectly own any interest in any Person except the Company Subsidiary.

            (e) Valid Issuances. All outstanding shares of Company Common Stock are, and any shares of Company Common Stock issued upon exercise of any Company Option or Company Warrant will be, validly issued, fully paid and non-assessable and not subject to any preemptive or similar rights created by statute, the Company's Certificate of Incorporation or Bylaws, or any Contract. The Company Options have been, and the shares of Company Common Stock have been or will be, issued in compliance with all federal, state and foreign corporate and securities laws.

      3.3. Stockholders' Agreements, etc. Neither the Company nor the Company Subsidiary is a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no Contract, arrangement or understanding between or among any Persons, which affects, restricts or relates to voting, giving of written consents, dividend rights or transferability of shares with respect to the Company Common Stock, including without limitation any voting trust agreement or proxy.

      3.4. Authorization. The Company has all necessary corporate power and authority to enter into this Agreement and to perform its obligations hereunder and, assuming the approval of the adoption of the Merger by a majority of the outstanding shares of Company Common Stock at the Company Special Meeting or any adjournment or postponement thereof, has taken all corporate action necessary to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and this Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors or (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

      3.5. Officers and Directors. Disclosure Schedule 3.5 contains a true, correct and complete list of all the officers and directors of the Company and the Company Subsidiary.

      3.6. Bank Accounts. Disclosure Schedule 3.6 contains a list of all of the Company's and the Company Subsidiary's bank accounts, safe deposit boxes and persons authorized to draw thereon or have access thereto.

      3.7. Subsidiaries. The Company has no Subsidiaries other than the Company Subsidiary. Neither the Company nor the Company Subsidiary owns any or has any obligations, whether conditional or otherwise, to purchase any equity interests in any other entity.

      3.8. Real Property.

            (a) Company-Owned Real Property. Neither the Company nor the Company Subsidiary owns any real property.

            (b) Leased Real Property. Disclosure Schedule 3.8(b) sets forth and describes briefly all Leases pursuant to which Facilities are leased, occupied or used by the Company or the Company Subsidiary (as lessee), true and correct copies of which have been delivered to Buyer. The Company or the Company Subsidiary has good and valid leasehold title to, and enjoys peaceful and undisturbed possession of, all leased property described in such Leases (the "Leased Property"), free and clear of any and all Encumbrances other than any Permitted Encumbrances which would not permit the termination of the Lease therefor by the lessor. With respect to each Leased Property (i) there are no pending or, to the knowledge of the Company, threatened condemnation or administrative proceedings relating to, or any pending or threatened Actions relating to, the Company's or the Company Subsidiary's leasehold interests in such Leased Property or any portion thereof, (ii) to the knowledge of the Company, no third party has entered into any sublease, license, option, right, concession or other agreement or arrangement, written or oral, granting to any person the right to use or occupy such Leased Property or any portion thereof or interest therein, except in connection with a Permitted Encumbrance, and (iii) neither the Company nor the Company Subsidiary has received notice of any pending or threatened special assessment relating to such Leased Property or otherwise has any knowledge of any pending or threatened special assessment relating thereto.

      With respect to each Lease listed on Disclosure Schedule 3.8(b), (i) there has been no breach or default under any such Lease by the Company, the Company Subsidiary or, to the knowledge of the Company, by any other party, (ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not cause a material default under any such Lease, (iii) such Lease is a valid and binding obligation of the lessor, is in full force and effect with respect to and is enforceable against the lessor in accordance with its terms, and will continue to be legal, binding, enforceable, valid, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby, (iv) no party is in breach or default and no action has been taken by the Company or the Company Subsidiary, and no event has occurred which, with notice or lapse of time or both, would permit termination, modification or acceleration by a party thereto other than the Company or the Company Subsidiary without the consent of the Company or the Company Subsidiary, as the case may be, under any such Lease that is material to the Company or the Company Subsidiary, (v) no party has repudiated any term thereof or threatened to terminate, cancel or not renew any such Lease, (vi) neither the Company nor the Company Subsidiary has assigned, transferred, conveyed, mortgaged or encumbered any interest therein or in any leased property subject thereto (or any portion thereof), (vii) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or sublease, (viii) with respect to each sublease, the representations and warranties set forth in subsections (i) through (vii) above are true and correct with respect to the underlying Lease, (ix) neither the Company nor the Company Subsidiary has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold, and (x) all Facilities leased or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations.

      3.9. Personal Property.

            (a) General. The Company or the Company Subsidiary owns or leases all personal property Assets necessary for the conduct of the Business as presently conducted, and such personal property Assets (taken as a whole) (i) are free from material defects (patent and latent), (ii) have been maintained in accordance with normal industry practice, and (iii) are in such operating condition and repair as is appropriate for the conduct of the Business as presently conducted.

            (b) Owned Personal Property. The Company or the Company Subsidiary has good and marketable title to all such personal property used by it, free and clear of any and all Encumbrances other than Permitted Encumbrances. With respect to each such item of personal property (i) there are no Leases, subleases, licenses, options, rights, concessions or other agreements, written or oral, granting to any party or parties the right of use of any portion of such item of personal property, (ii) there are no outstanding options or rights of first refusal in favor of any other party to purchase any such item of personal property or any portion thereof or interest therein and (iii) there are no parties (other than the Company or the Company Subsidiary) who are in possession of or who are using any such item of personal property.

            (c) Leased Personal Property. Other than Personal Property owned by the Company or the Company Subsidiary, the Company or the Company Subsidiary has good and valid leasehold title to all of the tangible personal property Assets used by the Company or the Company Subsidiary, free and clear of any and all Encumbrances other than Permitted Encumbrances which would not permit the termination of the lease therefor by the lessor. Disclosure Schedule 3.9(c) sets forth all Leases for personal property.

      With respect to each Lease listed on Disclosure Schedule 3.9(c), (i) there has been no breach or default under such Lease by the Company, the Company Subsidiary or by any other party, (ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not cause (with or without notice and with or without the passage of time) a default under any such Lease, (iii) such Lease is a valid and binding obligation of the applicable lessor, is in full force and effect and is enforceable by the Company or the Company Subsidiary in accordance with its terms, (iv) no action has been taken by the Company or the Company Subsidiary and no event has occurred which, with notice or lapse of time or both, would permit termination, modification or acceleration by a party thereto other than by the Company or the Company Subsidiary without the consent of the Company or the Company Subsidiary, (v) no party has repudiated any term thereof or threatened to terminate, cancel or not renew any such Lease, and (vi) neither the Company nor the Company Subsidiary has assigned, transferred, conveyed, mortgaged or encumbered any interest therein or in any leased property subject thereto (or any portion thereof).

      3.10. Environmental Matters.

            (a) Compliance. The Company and the Company Subsidiary are in compliance with all Environmental Laws, including, without limitation, all Permits required thereunder to conduct the Business as currently being conducted or proposed to be conducted. All such Permits are listed on Disclosure Schedule 3.10(a). Neither the Company nor the Company Subsidiary has received any notice to the effect that (i) it is not in compliance with, or is in violation of, any such Environmental Laws or Permits required thereunder or (ii) any currently existing circumstances are reasonably likely to result in a failure of the Company to comply with, or a violation by the Company or the Company Subsidiary of, any such Environmental Laws or Permits required thereunder.

            (b) Environmental Claims. There are no existing or, to the knowledge of the Company, threatened Environmental Claims against the Company or the Company Subsidiary. Neither the Company nor the Company Subsidiary has received any notification of any allegation of any actual, or potential responsibility for, or any inquiry or investigation regarding, any disposal, release or threatened release at any location of any Hazardous Substance generated or transported by the Company or the Company Subsidiary.

            (c) Hazardous  Substances.  To the knowledge of the Company,  (i) no underground tank or other underground storage receptacle for Hazardous Substances is currently located on the Facilities, and (ii) there have been no releases of any Hazardous Substances from any such underground tank or related piping. There have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) of Hazardous Substances in quantities exceeding the reportable quantities as defined under federal or state law on, upon or into the Facilities other than those authorized by Environmental Laws including, without limitation, the Permits required thereunder. In addition, to the knowledge of the Company, (i) there have been no such releases by predecessors of the Company or the Company Subsidiary and (ii) no releases in quantities exceeding the reportable quantities as defined under federal or state law on, upon, or into any real property in the immediate vicinity of any of the real properties of the Company or the Company Subsidiary other than those authorized by Environmental Laws which, through soil or ground water contamination, may have come to be located on the properties of the Company.

            (d) Environmental Indemnities. Neither the Company nor the Company Subsidiary is a party, whether as a direct signatory or as successor, assign or third-party beneficiary, or otherwise bound, to any Lease or other Contract (excluding insurance policies disclosed on the Disclosure Schedules) under which the Company or the Company Subsidiary is obligated by or entitled to the benefits of, directly or indirectly, any representation, warranty, indemnification, covenant, restriction or other undertaking concerning Environmental Conditions. Neither the Company nor the Company Subsidiary has released any other person from any claim under any Environmental Law or waived any rights concerning any Environmental Condition.

            (e) Environmental Reports. Complete and accurate copies of the Environmental Reports, as well as all other written environmental reports, audits or assessments which have been conducted, either by the Company, the Company Subsidiary or any person engaged by the Company or the Company Subsidiary for such purpose, at any facility owned or formerly owned by the Company or the Company Subsidiary have been made available to Buyer.

      3.11. Contracts.

            (a) Disclosure. Disclosure Schedule 3.11(a) sets forth a complete and accurate list of all of the Contracts to which the Company or the Company Subsidiary is a party of the following categories:

                  (i) Contracts not made in the ordinary course of business;

                  (ii) License agreements or royalty agreements, whether the Company or the Company Subsidiary is the licensor or licensee thereunder (excluding licenses that are commonly available on standard commercial terms, such as software "shrink-wrap" licenses);

                  (iii) Non-disclosure agreements (whether the Company or the Company Subsidiary is the beneficiary or the obligated party thereunder);

                  (iv) Contracts or commitments (including groups of related Contracts or commitments) involving future expenditures or Liabilities, actual or potential, in excess of $25,000.00 after the date hereof or otherwise material to the Business or the Assets of the Company or the Company Subsidiary;

                  (v)   Contracts   or   commitments   relating  to   commission
arrangements with others that are material to the Business;

                  (vi) Employment contracts, consulting contracts, severance agreements, "stay-bonus" agreements and similar arrangements, including Contracts (A) to employ or terminate executive officers or other personnel and other contracts with present or former officers or directors of the Company or the Company Subsidiary or (B) that will result in the payment by, or the creation of any Liability of the Company, the Company Subsidiary or Buyer to pay any severance, termination, "golden parachute," or other similar payments to any present or former personnel following termination of employment or otherwise as a result of the consummation of the transactions contemplated by this Agreement;

                  (vii) Indemnification agreements;

                  (viii) Promissory notes, loans, agreements, indentures, evidences of indebtedness, letters of credit, guarantees, or other instruments relating to an obligation to pay money, whether the Company or the Company Subsidiary shall be the borrower, lender or guarantor thereunder (excluding credit provided by the Company or the Company Subsidiary in the ordinary course of business to purchasers of its products and obligations to pay vendors in the ordinary course of business and consistent with past practice);

                  (ix) Contracts containing covenants limiting the freedom of the Company, the Company Subsidiary, or any officer, director, Employee or Affiliate of the Company or the Company Subsidiary to engage in any line of business or compete with any Person that relates directly or indirectly to the Business;

                  (x) Any Contract with the federal, state or local government or any agency or department thereof;

                  (xi) Any Contract or other arrangement with a Related Party;

                  (xii) Leases of real or personal property (including groups of related Leases) involving annual payments of more than $25,000.00;

                  (xiii) Contracts or commitments (including groups of related Contracts or commitments) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than six months, result in a loss to the Company or the Company Subsidiary, or involve consideration in excess of $25,000.00;

                  (xiv) Contracts or commitments concerning a partnership or joint venture; and

                  (xv) Any other Contract under which the consequences of a default by any party or termination would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

      Complete and accurate copies of all of the Contracts  listed on Disclosure
Schedule 3.11, including all amendments and supplements thereto, have been provided to Buyer. There are no oral Contracts.

            (b) Absence of Defaults. All of the Contracts are valid, binding and enforceable in accordance with their terms, with no material existing (or threatened in writing) Default or dispute. The Company or the Company Subsidiary has fulfilled, or is in a position to take all action necessary to enable it to fulfill when due, all of its material obligations under each of such Contracts. All parties to such Contracts have complied in all material respects with the provisions thereof, no party is in Default thereunder and no notice of any claim of Default has been given to the Company or the Company Subsidiary.

      3.12. No Conflict or Violation; Consents.

            (a) None of the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby, nor compliance by the Company with any of the provisions hereof, will (a) violate or conflict with any provision of the governing documents of the Company or the Company Subsidiary, (b) violate, conflict with, or result in a breach of or constitute a default (with or without notice or the passage of time) under, or result in the termination of, or accelerate the performance required by, or result in a right to terminate, accelerate, modify or cancel under, or require a notice or consent under, or result in the creation of any Encumbrance upon any of its respective Assets under, any Contract, Lease, License, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which the Company or the Company Subsidiary is a party or by which the Company or the Company Subsidiary is bound or to which any of its respective Assets are subject, (c) violate any applicable Regulation or Order or (d) impose any Encumbrance on any of the Assets of the Company or the Company Subsidiary or the Business.

            (b) No notices to, declaration, filing or registration with, approvals or Consents of, or assignments by, any Persons (including any federal, national, state or local governmental or administrative authorities) are necessary to be made or obtained by the Company in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

      3.13. Permits. Disclosure Schedule 3.13 sets forth a complete list of all material Permits held by the Company and the Company Subsidiary, all of which are as of the date hereof in full force and effect. The Company and the Company Subsidiary have, and at all times have had, all material Permits required under any applicable Regulation in the operation of the Business or in the ownership of the Assets of the Company or the Company Subsidiary, and own or possess such Permits free and clear of all Encumbrances. Neither the Company nor the Company Subsidiary is in default, and neither the Company nor the Company Subsidiary has received any notice of any claim of default with respect to any such Permit. Except as otherwise governed by law, all such Permits are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine filing fees and will not be adversely affected by the completion of the transactions contemplated by this Agreement.

      3.14. SEC Reports; Financial Statements; Books and Records.

            (a) SEC Reports. The Company has filed with the SEC all required forms, reports, registration statements and documents required to be filed by it with the SEC (collectively, all such forms, reports, registration statements and documents filed since January 1, 2001 are referred to herein as the "Company SEC Reports"). All of the Company SEC Reports complied as to form, when filed, in all material respects with the applicable provisions of the Securities Act and the Exchange Act. Accurate and complete copies of the Company SEC Reports have been made available to Buyer. As of their respective dates or, in the case of registration statements, their effective dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), the Company SEC Reports (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has been advised by each of its current officers and directors that each such person and such persons' Affiliates have complied with all filing requirements under
Section 13 and Section 16(a) of the Exchange Act. Each certification included in the Company SEC Reports pursuant to Section 302 or Section 906 of the Sarbanes-Oxley Act of 2002 was accurate when made.

            (b) Financial Statements. Each of the financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports (the "Company Financial Statements"), (x) was prepared in accordance with GAAP and (y) fairly presented the financial position of Company as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of the Company, except that the unaudited interim financial statements were or are subject to normal year-end adjustments. The balance sheet of the Company contained in the Company's Form 10-KSB for the year ended July 31, 2004 is hereinafter referred to as the "Company Balance Sheet."

            (c) Internal Controls; Disclosure Controls. The Company maintains a system of internal accounting controls and disclosure controls and procedures sufficient to provide reasonable assurance that (i) transactions are executed with management's authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's authorization, (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) material information concerning the Company is publicly disseminated in a timely manner.

            (d) Books and Records. The Books and Records, in reasonable detail, accurately and fairly reflect in all material respects the activities of the Company, the Company Subsidiary and the Business and have been provided to Buyer or made available for its inspection.

            (e) All Accounts Recorded. Neither the Company nor the Company Subsidiary has engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts or funds which have been and are reflected in the Books and Records.

            (f) Corporate Records. The stock records and minute books of the Company and the Company Subsidiary that have been made available to Buyer fully reflect all minutes of meetings, resolutions and other material actions and proceedings of the stockholders and board of directors and all committees thereof, all issuances, transfers and redemptions of capital stock of the Company and the Company Subsidiary and contain true, correct and complete copies of their respective Certificate of Incorporation and Bylaws and all amendments thereto through the date hereof.

      3.15. Absence of Certain Changes or Events. Since the Balance Sheet Date, the Company and the Company Subsidiary have conducted the Business only in the ordinary course consistent with past practice and there has not been any:

            (a) Company Material Adverse Change;

            (b) failure to operate the Business in the ordinary course so as to use all commercially reasonable efforts to preserve the Business intact and to preserve the continued services of the Employees and the goodwill of suppliers, customers and others having business relations with the Company or the Company Subsidiary;

            (c) resignation or termination of any officer, director or manager, or any increase in the rate of compensation payable or to become payable by the Company or the Company Subsidiary to any officer, director or Representative of the Company or the Company Subsidiary (other than standard increases in connection with general, regularly-scheduled reviews consistent with past practice), including the making of any loan to, or the payment, grant or accrual of any bonus, incentive compensation, service award or other similar benefit to, any such Person;

            (d) any payment, loan or advance of any amount to or in respect of, or the sale, transfer or lease of any properties or the Assets to, or entering into of any Contract with, any Related Party except regular compensation to Employees;

            (e) sale, assignment, license, transfer or Encumbrance of any of the Assets of the Company or the Company Subsidiary, tangible or intangible, singly or in the aggregate, other than sales of products and services involving less than $25,000.00 in the ordinary course of business and consistent with past practice;

            (f) new Contracts (or series of related new Contracts), or extensions, modifications, terminations, accelerations or renewals thereof, except for Contracts involving less than $25,000.00 entered into, modified or terminated in the ordinary course of business and consistent with past practice;

            (g) actual or threatened (i) termination of any material customer account or group of accounts or actual or (ii) material reduction in purchases or royalties payable by any such customer or occurrence of any event that is likely to result in any such termination or reduction;

            (h) disposition or lapsing of any Proprietary Rights of the Company or the Company Subsidiary, in whole or in part, or any disclosure of any trade secret, process or know-how to any Person not an Employee;

            (i) change in accounting methods or practices by the Company or the Company Subsidiary;

            (j) revaluation by the Company or the Company Subsidiary of any of their respective Assets, including writing off or establishing reserves with respect to inventory, notes or accounts receivable (other than for which adequate reserves have been previously established);

            (k)  damage,   destruction  or  loss  (whether  or  not  covered  by
insurance) adversely affecting the Assets, the Business or the prospects of the Company or the Company Subsidiary;

            (l) declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of the Company or the Company Subsidiary or any redemption, purchase or other acquisition of any equity securities of the Company or the Company Subsidiary;

            (m) issuance or reservation for issuance by the Company or the Company Subsidiary of, or commitment of it to issue or reserve for issuance, any shares of capital stock or other equity securities or obligations or securities convertible into or exchangeable for shares of capital stock or other equity securities;

            (n) increase, decrease or reclassification of the capital stock of the Company or the Company Subsidiary;

            (o) amendment of the Certificate of Incorporation or Bylaws of the Company or the Company Subsidiary;

            (p) capital expenditure or execution of any lease or any incurring of liability therefor by the Company in one or more related transactions, involving payments or obligations in excess of $25,000.00 in the aggregate;

            (q) failure to pay any obligation of the Company or the Company Subsidiary when due;

            (r) cancellation of any indebtedness or waiver of any rights of substantial value to the Company or the Company Subsidiary, except in the ordinary course of business and consistent with past practice;

            (s) indebtedness incurred or guaranteed by the Company or the Company Subsidiary for borrowed money or any commitment to borrow money entered into by the Company or the Company Subsidiary, or any loans made or agreed to be made by the Company or the Company Subsidiary;

            (t) liability incurred by the Company or the Company Subsidiary except in the ordinary course of business and consistent with past practice, or any increase or change in any assumptions underlying or methods of calculating any bad debt, contingency or other reserves;

            (u) payment, discharge or satisfaction of any Liabilities of the Company or the Company Subsidiary other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of Liabilities as reflected or reserved against in the Financial Statements or incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date;

            (v) acquisition of any equity interest in any other Person by the Company or the Company Subsidiary; or

            (w) agreement by the Company or the Company Subsidiary directly or indirectly to do any of the foregoing.

      3.16. Liabilities. Neither the Company nor the Company Subsidiary has any Liabilities (absolute, accrued, contingent or otherwise) except (i) Liabilities which are reflected and properly reserved against in the Financial Statements,
(ii) Liabilities incurred after the Balance Sheet Date in the ordinary course of business and consistent with past practice (iii) Liabilities arising under the Contracts (other than obligations which are required to be reflected on a balance sheet prepared in accordance with GAAP) set forth on Disclosure Schedule
3.11 and (iv) Liabilities set forth on Disclosure Schedule 3.16. None of the Liabilities described in this Section 3.16 relates to any breach of Contract, breach of warranty, tort, infringement or violation of law or arose out of any Action.

      3.17. Litigation. There is no Action pending or threatened or, to the knowledge of the Company, anticipated (i) against, relating to or affecting the Company or the Company Subsidiary, or any of the Assets of the Company or the Company Subsidiary or any of the officers and directors of the Company or the Company Subsidiary, (ii) which seeks to enjoin or obtain damages in respect of the transactions contemplated hereby or (iii) which seeks to prevent the Company from consummating the transactions contemplated hereby. None of such Actions, if adversely determined against the Company, the Company Subsidiary, their respective directors or officers, or any other Person could reasonably be expected to result in a loss to the Company and the Company Subsidiary, individually or in the aggregate, in excess of $25,000.00. There is no basis for any Action, which if adversely determined against the Company, the Company Subsidiary, their respective directors or officers, or any other Person could reasonably be expected to result in a loss to the Company, individually or in the aggregate, in excess of $25,000.00. There are presently no outstanding judgments, decrees or orders of any court or any governmental or administrative agency against or affecting the Company, the Company Subsidiary, the Business or any of the Assets of the Company or the Company Subsidiary. Disclosure Schedule
3.17 contains a complete and accurate description of all Actions to which the Company or the Company Subsidiary has been a party or which relate to any of the Assets of the Company or the Company Subsidiary or the Company's or the Company Subsidiary's officers or directors as such, or any such Actions which were settled prior to the institution of formal proceedings, other than Actions brought by the Company or the Company Subsidiary for collection of monies owed in the ordinary course of business.

      3.18. Labor Matters.

            (a)  General.  Neither the Company nor the Company  Subsidiary  is a
party to any labor agreement with respect to its Employees with any labor organization, group or association. No petition for certification as the exclusive bargaining representative for any of the Employees is pending. To the Company's knowledge, no union organizing activity has occurred with respect to the Employees in the past two years. There is no unfair labor practice charge or complaint against the Company pending before any domestic or foreign governmental agency arising out of the Company's or the Company Subsidiary's activities, and the Company has no knowledge of any facts or information which would give rise thereto; there is no labor strike or labor disturbance pending or threatened against the Company or the Company Subsidiary, nor is any grievance currently being asserted against it; and neither the Company nor the Company Subsidiary has experienced a work stoppage or other labor difficulty. There are no material controversies pending or to the knowledge of the Company, threatened between the Company or the Company Subsidiary and the Employees, and the Company has no knowledge of any facts which could reasonably result in any such controversy. To the knowledge of the Company, no executive, Key Employee, or group of Employees has any plans to terminate employment with the Company or the Company Subsidiary.

            (b) Compliance. Each of the Company and the Company Subsidiary is in
material compliance with all applicable Laws respecting employment practices, terms and conditions of employment, wages and hours, equal employment opportunity, and the payment of social security and similar taxes and is not engaged in any unfair labor practice. The Company has no knowledge of any claims for past due wages or any penalties for failure to comply with any of the foregoing.

            (c) Severance Obligations. Neither the Company nor the Company Subsidiary has entered into any severance, "stay-bonus" or similar arrangement in respect of any present or former Employee that will result in any obligation (absolute or contingent) of Buyer or the Company or the Company Subsidiary to make any payment to any present or former Employee following termination of employment or upon consummation of the transactions contemplated by this Agreement (whether or not employment is continued for any specified period after the Effective Time). Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in the acceleration or vesting of any other rights of any Person to benefits under any Employee Plans.

            (d) Highly  Compensated  Employees.  Attached  hereto as  Disclosure
Schedule 3.18(d) is a list of the names of all present Employees with total compensation exceeding $100,000.00 in 2003 and their current compensation payable by the Company or the Company Subsidiary. Notwithstanding any provision of this Agreement or any Disclosure Schedule to the contrary, the Company represents that from and after the Effective Time no benefit or other compensation is payable to any Person identified on Disclosure Schedule 3.18(d) upon the voluntary resignation of such Person from employment with Buyer or the Company or the Company Subsidiary as a result of the Merger.

      3.19. Employee Benefit Plans.

            (a) There are no, and since the formation of the Company and the Company Subsidiary, there have been no, Employee Plans which cover or have covered Employees or under which the Company has contributed or has any obligation to contribute or with respect to which the Company may have any liability. With respect to each Employee Plan, the Company has delivered or made available to Buyer a true, complete and correct copy of (i) such Employee Plan (or, if not written, a written summary of its material terms) and the most recent summary plan description, if any, related to such Employee Plan, (ii) each trust agreement or other funding arrangement relating to such Employee Plan, and (iii) the most recent actuarial report or financial statement relating to such Employee Plan. The Company and the Company Subsidiary have no, and to the knowledge of Company, no other person or entity has, any express or implied obligation, whether legally enforceable or not, to modify, change or terminate any Employee Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

            (b) Compliance. Each Employee Plan has been administered in all material respects in accordance with its terms and all applicable laws, including ERISA and the Code, and contributions required to be made under the terms of any of such Employee Plans as of the date of this Agreement have been timely made or, if not yet due, have been properly reflected on the most recent consolidated balance sheet filed or incorporated by reference in the Company Financial Statements prior to the date of this Agreement. With respect to such Employee Plans, no event has occurred and there exists no condition or set of circumstances in connection with which Company or the Company Subsidiary could be subject to any material liability (other than for routine benefit liabilities) under the terms of, or with respect to, such Employee Plans, ERISA, the Code or any other applicable Law.

            (c) Qualification. The Company on behalf of itself and each ERISA Affiliate hereby represents that: (i) each Employee Plan which is intended to qualify under Section 401(a), Section 401(k), Section 401(m) or Section 4975(e)(7) of the Code has received a favorable determination letter from the IRS as to its qualified status, and each trust established in connection with any such Employee Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code is so exempt, and no fact or event has occurred that could adversely affect the qualified status of any such Employee Plan or the exempt status of any such trust and (ii) each Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability (other than (A) liability for ordinary administrative expenses typically incurred in a termination event or
(B) if the Employee Plan is a Pension Plan subject to Part 2 of Title I of ERISA, liability for the accrued benefits of the Pension Plan as of the date of such termination to the extent that either there are sufficient assets set aside in the Pension Plan's trust or insurance contract to satisfy such liability or such liability is reflected on the most recent balance sheet included in the Company Financial Statements prior to the date of this Agreement). No suit, administrative proceeding, action or other litigation has been brought, or is threatened, against or with respect to any such Employee Plan, including any audit or inquiry by the IRS or United States Department of Labor (other than routine benefits claims by Employee Plan participants or beneficiaries).

            (d) Title IV Pension Plans. No Employee Plan is a Multiemployer Plan or other Pension Plan subject to Title IV of ERISA, and neither the Company nor any ERISA Affiliate has sponsored or contributed to or been required to contribute to a Multiemployer Plan or other Pension Plan subject to Title IV of ERISA. No material liability under Title IV of ERISA has been incurred by Company or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to Company or any ERISA Affiliate of incurring or being subject (whether primarily, jointly or secondarily) to a material liability thereunder. None of the assets of Company or any ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under ERISA or Section 412(n) of the Code. Neither the Company nor any ERISA Affiliate has any liability for unpaid contributions to a Multiemployer Plan under Section 515 of ERISA.

            (e) Funding Deficiency. With respect to each Pension Plan set forth on Disclosure Schedule 3.19 that is subject to Title IV or Part 3 of Title I of ERISA or Section 412 of the Code, (i) no reportable event (within the meaning of Section 4043 of ERISA, other than an event that is not required to be reported before or within 30 days of such event) has occurred or is expected to occur,
(ii) there was not an accumulated funding deficiency (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, as of the most recently ended plan year of such Pension Plan; and (iii) there is no "unfunded benefit liability" (within the meaning of Section 4001(a)(18) of ERISA).

            (f) Retiree Welfare Benefits; COBRA and HIPAA. Except as required by Law, no Employee Plan provides any of the following retiree or post-employment benefits to any person: medical, disability or life insurance benefits. To the extent it is applicable, the Company is in compliance with (i) the requirements of the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") and the regulations (including proposed regulations, if any) thereunder and (ii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations (including proposed regulations) thereunder.

            (g) Deductibility of Payments. There is no contract, agreement, plan or arrangement covering any Employee or former Employee that, individually or collectively, requires the payment by the Company or the Company Subsidiary of any amount (i) that is not deductible under Section 162(a)(1), 162(m) or 404 of the Code or (ii) that is an "excess parachute payment" pursuant to Section 280G of the Code.

            (h) Fiduciary Duties and Prohibited Transactions. No prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) has occurred that involves the assets of any Employee Plan for which no exemption exists under Section 408 of ERISA and Section 4975(c)(2) or (d) of the Code and is reasonably likely to subject the Company, the Company Subsidiary or any of their employees, directors or officers to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code or the sanctions imposed on prohibited transactions under Title I of ERISA. Neither the Company nor the Company Subsidiary has violated or has participated with a fiduciary (as defined in Section 3(21) of ERISA) of a Welfare Plan or Pension Plan in a violation of
Part 4 of Title I, Subtitle B of ERISA with respect to any such plan, and the Company has not been assessed any civil penalty under Section 502(l) of ERISA.

            (i) No Adoption. Neither the Company nor any ERISA Affiliate has announced to their employees, former employees, consultants or directors an intention to create, or otherwise created, a legally binding commitment to adopt, change or terminate any Employee Plan which is intended to cover Employees or former Employees.

      3.20. Transactions with Related Parties. No Related Party has (a) borrowed from or loaned to the Company money or other property which has not been repaid or returned, (b) any contractual relationship or other claims, express, or implied, of any kind whatsoever against the Company or the Company Subsidiary or
(c) any interest in any property used by the Company or the Company Subsidiary.

      3.21. Compliance with Law. The Company and the Company Subsidiary have conducted the Business in compliance with all applicable Laws and Orders. Neither the Company nor the Company Subsidiary has received any notice to the effect that, or has otherwise been advised that, the Company or the Company Subsidiary is not in compliance with any such Laws or Orders, and the Company has no reason to anticipate that any existing circumstances are likely to result in any material violation of any of the foregoing.

      3.22. Intellectual Property.

            (a) Disclosure Schedule 3.22(a) lists all Company Registered Proprietary Rights (including all Company Registered Proprietary Rights and all trademarks and service marks that the Company or the Company Subsidiary has used with the intent of creating or benefiting from any common law rights relating to such marks) and lists any proceedings or actions pending as of the date hereof before any court or tribunal (including the PTO or equivalent authority anywhere in the world) related to any of the Company Registered Proprietary Rights.

            (b) The Company or the Company Subsidiary has all requisite right, title and interest in or valid and enforceable rights under Contracts or Licenses to use all Company Proprietary Rights used by the Company or the Company Subsidiary or necessary to the conduct of the Business as presently conducted. Each item of Company Proprietary Rights, including all Company Registered Proprietary Rights listed on Disclosure Schedule 3.22(b), is owned exclusively by the Company (excluding Proprietary Rights licensed to the Company under any License) and is free and clear of any Encumbrances). The Company (i) owns exclusively all trademarks, service marks and trade names used by the Company or the Company Subsidiary in connection with the operation or conduct of the Business, including the sale of any products or technology or the provision of any services by the Company or the Company Subsidiary, provided, however, that the Company or the Company Subsidiary may use trademarks, service marks and trade names of third parties which are licensed to the Company or the Company Subsidiary, and (ii) owns exclusively, and have good title to, all copyrighted works that are the Company's products or other works of authorship that the Company otherwise purports to own; provided, however, that such works may incorporate copyrighted works or works of authorship, trademarks or trade names of third parties which are licensed to the Company or are in the public domain.

            (c) To the extent that any Company Proprietary Rights have been developed or created by any Person other than the Company, the Company has a written agreement with such Person with respect thereto and the Company has either (i) obtained ownership of, and is the exclusive owner of, all such Proprietary Rights by operation of law or by valid assignment of any such rights or (ii) has obtained a License under or to such Proprietary Rights.

            (d) Neither the Company nor the Company Subsidiary has transferred ownership of or granted any License of or other right to use or authorized the retention of any rights to use, any Proprietary Rights that are or were Company Proprietary Rights, to any other Person.

            (e) The Company Proprietary Rights constitute all the Proprietary Rights necessary or desirable to the conduct of the Business as it currently is conducted or as reasonably contemplated to be conducted, including, without limitation, the design, development, distribution, marketing, manufacture, use, import, license, and sale of the products, technology and services of the Company (including products, technology, or services currently under development). Each of the Company Proprietary Rights owned or used by the Company or the Company Subsidiary immediately prior to the Closing will be owned or available for use by the Company or the Company Subsidiary on identical terms and conditions immediately subsequent to the Closing. The Company has taken all necessary and desirable action to maintain and protect each item of the Company Proprietary Rights that it or the Company Subsidiary owns or uses.

            (f) Disclosure Schedule 3.22(f) lists all Contracts and Licenses (including all inbound Licenses) to which the Company or the Company Subsidiary is a party with respect to any Proprietary Rights. No Person other than the Company or the Company Subsidiary has ownership rights to improvements made by the Company or the Company Subsidiary in Proprietary Rights which has been licensed to the Company or the Company Subsidiary.

            (g) Disclosure Schedule 3.22(g) lists all Contracts, Licenses and agreements between the Company or the Company Subsidiary and any other Person wherein or whereby the Company or the Company Subsidiary has agreed to, or assumed, any obligation or duty to warrant, indemnify, reimburse, hold harmless, guaranty or otherwise assume or incur any obligation or Liability or provide a right of rescission with respect to the infringement or misappropriation by the Company, the Company Subsidiary or such other Person of the Proprietary Rights of any Person other than the Company or the Company Subsidiary.

            (h) To the knowledge of the Company, the operation of the Business as currently conducted or as presently proposed to be conducted, including the Company's design, development, use, import, manufacture and sale of the products, technology or services (including products, technology or services currently under development) of the Company or the Company Subsidiary does not infringe or misappropriate the Proprietary Rights of any Person, violate the rights of any Person (including rights to privacy or publicity), or constitute unfair competition or an unfair trade practice under any applicable Law, and neither the Company nor the Company Subsidiary has received notice from any Person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of the Company infringes or misappropriates the Proprietary Rights of any Person or constitutes unfair competition or trade practices under any applicable Law. To the extent that the Company has received any notice related to the above or is aware of any pending, anticipated, or threatened Action against the Company or the Company Subsidiary relating to infringement or misappropriation of the Proprietary Rights of any Person, the Company has conducted, prior to the Closing Date, a complete and accurate investigation of any alleged infringement or misappropriation. Based on the complete and accurate investigation, there is no basis for any Action against the Company or the Company Subsidiary and any judgment, order, or determination from such Action will have no material impact on the operation of the Business as currently conducted or as presently proposed to be conducted, including the Company's design, development, use, import, manufacture and sale of the products, technology or services (including products, technology or services currently under development) of the Company. These representations are in addition to those of Section 3.17 of this Agreement or any other provision hereof.

            (i) Each item of Company Registered Proprietary Rights is valid and subsisting, and all necessary registration, maintenance, renewal fees, annuity fees and taxes due through the date of this Agreement in connection with such Registered Proprietary Rights have been paid and all necessary documents and certificates in connection with such Company Registered Proprietary Rights have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Registered Proprietary Rights. Disclosure Schedule 3.22(i) lists all actions that must be taken by the Company or the Company Subsidiary within 180 days from the date hereof, including the payment of any registration, maintenance, renewal fees, annuity fees and taxes or the filing of any documents, applications or certificates for the purposes of maintaining, perfecting or preserving or renewing any Company Registered Proprietary Rights. The Company has not registered the copyright with the U.S. Copyright Office for the latest version of each product or technology of the Company or the Company Subsidiary that constitutes or includes a copyrightable work. In each case in which the Company or the Company Subsidiary has acquired ownership of any Proprietary Rights from any Person, the Company or the Company Subsidiary has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Proprietary Rights (including the right to seek damages with respect to such Proprietary Rights) to the Company or the Company Subsidiary, to the maximum extent required to protect the Company's or the Company Subsidiary's ownership interests in and to such Proprietary Rights in accordance with applicable Laws, the Company has recorded each such assignment of Registered Proprietary Rights with the relevant Governmental or Regulatory Authority, including the PTO, the U.S. Copyright Office, or their respective equivalents in any relevant foreign jurisdiction, as the case may be.

            (j) There are no Contracts or Licenses between the Company or the Company Subsidiary and any other Person with respect to Company Proprietary Rights under which there is any claim (or facts that may reasonably lead to a claim) known to the Company regarding the scope of such Contract or License, or performance under such Contract or License, including with respect to any payments to be made or received by the Company thereunder.

            (k) To the knowledge of the Company, no Person is infringing or misappropriating any Company Proprietary Rights.

            (l) The Company has taken all commercially reasonable steps to protect its rights in confidential information and trade secrets of the Company and the Company Subsidiary or provided by any other Person to the Company or the Company Subsidiary subject to a duty of confidentiality. Without limiting the generality of the foregoing, the Company has, and enforces, a policy requiring each Employee, consultant and independent contractor to execute proprietary information, confidentiality and invention and copyright assignment agreements, and all current and former Employees, consultants and independent contractors of the Company and the Company Subsidiary have executed such agreements, as applicable. Forms of all such agreements have been provided to Buyer or made available to Buyer for review.

            (m) No Company Proprietary Rights or product, technology or service of the Company is subject to any Order or Action or Proceeding that restricts, or that is reasonably expected to restrict in any manner, the use, transfer or licensing of any Company Proprietary Rights by the Company or that may affect the validity, use or enforceability of such Company Proprietary Rights.

            (n) Neither this Agreement nor any transactions contemplated by this Agreement will result in Buyer granting any rights or licenses with respect to the Proprietary Rights of Buyer to any Person pursuant to any Contract to which the Company or the Company Subsidiary is a party or by which any of their respective Assets are bound.

            (o) Disclosure Schedule 3.22(o) sets forth a list of (x) all software which is material to the Business and which the Company or the Company Subsidiary has licensed from any third party which is used by the Company or the Company Subsidiary in the Company products or otherwise in their businesses and
(y) a list of all "freeware" and "shareware" incorporated into any product now shipped by the Company or the Company Subsidiary. The Company and the Company Subsidiary have all rights necessary to the use of such software, "freeware" and "shareware."

            (p) The Company has taken all necessary and appropriate steps to protect and preserve ownership of Company Proprietary Rights. The Company has secured valid written assignments from all consultants and Employees who contributed to the creation or development of the Company Proprietary Rights. In the event that the consultant is concurrently employed by the Company or the Company Subsidiary and a third party, the Company has taken additional steps to ensure that any Company Proprietary Rights developed by such a consultant does not belong to the third party or conflict with the third party's employment agreement such steps include, but are not limited to, ensuring that all research and development work performed by such a consultant are performed only on the Company's or the Company Subsidiary's facilities and only using the Company's or the Company Subsidiary's resources.

      3.23. Tax Matters.

            (a) Filing of Tax Returns. The Company and the Company Subsidiary have timely filed with the appropriate taxing authorities and in the proper form all Tax Returns required to be filed. The Tax Returns filed are complete and accurate. All Taxes due and payable by the Company or the Company Subsidiary (whether or not shown on any Tax Return) have been paid. Neither the Company nor the Company Subsidiary has applied for or received any extension of time within which to file any Tax Return, other than for Tax Returns that have already been filed. No claim has ever been made by an authority in a jurisdiction where the Company or the Company Subsidiary does not file Tax Returns that the Company or the Company Subsidiary is or may be subject to taxation by that jurisdiction.

            (b) Payment of Taxes. The unpaid Taxes of the Company and the Company Subsidiary (i) did not, as of the Balance Sheet Date, exceed the reserve for Tax Liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheets contained in the Financial Statements (rather than in any notes thereto), and (ii) will not exceed that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company and the Company Subsidiary in filing their respective Tax Returns.

            (c) Audits, Investigations or Claims. To the knowledge of the Company, no deficiencies for Taxes of the Company or the Company Subsidiary have been claimed, proposed or assessed by any taxing or other governmental authority. There are no pending or, to the knowledge of the Company, threatened audits, assessments or other Actions for or relating to any Liability in respect of Taxes of the Company or the Company Subsidiary, and there are no matters under discussion with any governmental authorities, or known to the Company, with respect to Taxes that are likely to result in an additional Liability for Taxes with respect to the Company or the Company Subsidiary. Audits of federal, state, local and foreign Tax Returns by the relevant taxing authorities have been completed for the periods set forth on Disclosure Schedule 3.23(c) and, except as set forth in such Disclosure Schedule, none of the Company, the Company Subsidiary and their predecessors have been notified that any taxing authority intends to audit a Tax Return for any other period.

            (d) Copies of Tax Returns, Waivers and Extensions. The Company has delivered to Buyer complete and accurate copies of federal, state, local and foreign Tax Returns of the Company, the Company Subsidiary and their predecessors for the years ended December 31, 2000, 2001 and 2002, and complete and accurate copies of all examination reports and statements of deficiencies assessed against or agreed to by the Company or any predecessor since December 31, 1996. None of the Company, the Company Subsidiary or any predecessor has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

            (e) Liens. There are no Encumbrances for Taxes other than Permitted Encumbrances on any of the Assets of the Company or the Company Subsidiary.

            (f) Tax Elections. All elections with respect to Taxes affecting the Company, the Company Subsidiary or their Assets, as of the date hereof are set forth on Disclosure Schedule 3.23(f).

            (g) Prior Affiliated Groups. Neither the Company nor the Company Subsidiary is or has ever been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code or of any group that has filed a combined consolidated or unitary state or local return.

            (h) Tax Sharing Agreements. None of the Company, the Company Subsidiary, their respective Assets or the Business are, or will be after the Effective Time, bound by any Tax-sharing agreement (including indemnity arrangements) or similar arrangements. Neither the Company nor the Company Subsidiary has assumed the liability of any other Person for Taxes by contract or course of dealing.

            (i) Partnerships, Single Member LLCs, CFCs and PHCs. Neither the Company nor the Company Subsidiary (i) is a partner for Tax purposes with respect to any joint venture, partnership, or other arrangement or contract which is treated as a partnership for Tax purposes, (ii) owns a single member limited liability company which is treated as a disregarded entity, (iii) is a stockholder of a "controlled foreign corporation" as defined in Section 957 of the Code (or any similar provision of state, local or foreign law) and (iv) is a "personal holding company" as defined in Section 542 of the Code (or any similar provision of state, local or foreign law).

            (j) No Withholding. The Company and the Company Subsidiary have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any Employee, independent contractor, creditor, stockholder or other third party.

            (k) FIRPTA. Neither the Company nor the Company Subsidiary is or has ever been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code.

            (l) International Boycott. Neither the Company nor the Company Subsidiary has ever participated in or is participating in an international boycott within the meaning of Section 999 of the Code.

            (m) Permanent Establishment. Neither the Company nor the Company Subsidiary has or has had a permanent establishment in any foreign country, as defined in any applicable Tax treaty or convention between the United States of America and such foreign country.

            (n) Other Agreements. Except as set forth on Disclosure Schedule 3.23(n), (i) there are no Tax rulings, requests for rulings, or "closing agreements" relating to the Company or the Company Subsidiary which could affect the Company's or the Company Subsidiary's liability for Tax for any period after the Closing Date, (ii) as a result of any closing agreement, neither the Company nor the Company Subsidiary will be required to include any item of income in, or exclude any item of deduction from, any taxable period ending after the Closing Date, and (iii) as a result of a change in accounting method for a Tax period beginning on or before the Closing Date, neither the Company nor the Company Subsidiary will be required to include any adjustment in taxable income for any Tax period ending after the Closing Date.

            (o) Other Taxes. No transaction contemplated by this Agreement will be subject to any stock transfer Tax, sales Tax, use Tax, real estate transfer or gains Tax, or other similar Tax.

            (p) Acceleration of Severance or Other Business. No severance payment or other benefit, and no acceleration of the vesting of any options, payments or other benefits, will be accelerated, as a direct or indirect result of the transactions contemplated by this Agreement.

      3.24. Insurance. Disclosure Schedule 3.24 sets forth the following information with respect to each insurance policy or binders of insurance (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which the Company or the Company Subsidiary has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past two years:

            (a) the name, address, and telephone number of the agent;

            (b) the name of the insurer, the name of the policyholder, and the name of each covered insured;

            (c) the policy number and the period of coverage;

            (d) the scope (including an indication of whether the coverage was on a claims made, occurrence or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

            (e) a description of any retroactive premium adjustments or other loss-sharing arrangements.

      With respect to each such insurance policy or binder: (i) the policy is legal, valid, binding, enforceable, and in full force and effect; (ii) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (iii) none of the Company, the Company Subsidiary or any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy, and (iv) no party to the policy has repudiated any provision thereof. Since its incorporation, each of the Company and the Company Subsidiary has been covered by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during the aforementioned period. Disclosure Schedule 3.24 describes any self-insurance arrangements affecting the Company or the Company Subsidiary. There are no facts known to the Company upon which an insurer might reasonably be justified in reducing or denying coverage or increasing premiums on existing policies or binders. There are no outstanding unpaid claims under any such policies or binders. Such policies and binders are in full force and effect on the date hereof and shall be kept in full force and effect by the Company through the Closing Date.

      3.25. Brokers; Transaction Costs. Neither the Company nor the Company Subsidiary has entered into and will not enter into any contract, agreement, arrangement or understanding with any Person which will result in the obligation of Buyer, the Company or the Company Subsidiary to pay any finder's fee, brokerage commission, legal, accounting, or similar payment in connection with the transactions contemplated hereby.

      3.26. No Other Agreements to Sell the Company or the Assets. Neither the Company nor the Company Subsidiary has any legal obligation, absolute or contingent, to any other Person to sell the Assets of the Company or the Company Subsidiary (other than inventory in the ordinary course of business) or to sell any capital stock of the Company or the Company Subsidiary or to effect any merger, consolidation or other reorganization of the Company or the Company Subsidiary or to enter into any agreement with respect thereto, except pursuant to the Company Options and this Agreement.

      3.27. Accounts Receivable. All Accounts Receivable of the Company and the Company Subsidiary that are reflected on the Balance Sheet or on the accounting records of the Company as of the Closing Date represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business of the Company. Unless paid prior to the Closing Date, such Accounts Receivable are or will be as of the Closing Date collectible net of an appropriate reserve shown on the Balance Sheet or on the accounting records of the Company as of the Closing Date (which reserves are adequate and calculated consistent with past practice). Each of such Accounts Receivable either has been or will be collected in full, without any set-off, within one hundred twenty (120) days after the day on which it first becomes due and payable. There is no contest, claim, or right of set-off under any Contract with any obligor of any Accounts Receivable relating to the amount or validity of such Accounts Receivable. Disclosure Schedule 3.27 contains a complete and accurate list of all Accounts Receivable as of the date of the hereof, which list sets forth the aging of such Accounts Receivable.

      3.28. Inventory. All inventory of the Company and the Company Subsidiary, whether or not reflected in the Balance Sheet or on the accounting records of the Company or the Company Subsidiary as of the Closing Date (accounted for consistent with past practice), consists of a quality and quantity usable and salable in the ordinary course of business of the Company, except for obsolete items and items of below-standard quality, all of which have been written off or written down to net realizable value in the Balance Sheet or on the accounting records of the Company as of the Closing Date, as the case may be. The quantities of each item of inventory are not excessive, but are reasonable in the present circumstances of the Company. The Company has good and marketable title to the inventories free and clear of all Encumbrances. The inventories do not include any material amount of inventory that is slow-moving, obsolete, excess, damaged or otherwise not merchantable or returnable by vendors for full credit.

      3.29. Product Warranty. Each product manufactured, sold, leased, or delivered by the Company or the Company Subsidiary has been in conformity with all applicable contractual commitments and all express and implied warranties, and neither the Company nor the Company Subsidiary has any Liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) for replacement or repair thereof or other damage in connection therewith, subject only to the reserve for product warranty claims set forth on the face of the Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company. No product manufactured, sold, leased, or delivered by the Company or the Company Subsidiary is subject to any guaranty, warranty, or other indemnity beyond the applicable standard terms and conditions of sale or lease. The Company has previously provided to Buyer complete and accurate copies of the standard terms and conditions of sale or lease for the Company and the Company Subsidiary (containing applicable guaranty, warranty, and indemnity provisions).

      3.30. Board Recommendation. The board of directors of the Company has, by unanimous written consent dated November 29, 2004, (i) approved, adopted and declared advisable this Agreement, (ii) determined that this Agreement is fair to and in the best interests of the stockholders of the Company and (iii) resolved to recommend approval of the adoption of this Agreement to the stockholders of the Company. The Company has taken any and all action necessary to exempt the execution, delivery and performance of this Agreement from the restrictions on "business combinations" set forth in the Florida Business Corporations Act.

      3.31. Material Misstatements or Omissions. No representations or warranties by the Company in this Agreement (including all schedules, certificates and exhibits hereto) contains or will contain at the Effective Time any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading. In addition, the other document, written information, statement, certificate or schedule heretofore or hereinafter furnished by the Company or any of its Representatives to Buyer or Merger Sub in connection with the transactions contemplated by this Agreement, or mailed or delivered to stockholders of the Company in connection with soliciting the approval of the adoption of this Agreement by the stockholders of the Company, taken as a whole do not contain or will not contain any untrue statement of a material fact, or do not omit or will not at the Effective Time omit to state any material fact necessary to make the statements or facts contained therein not misleading.

                                   ARTICLE 4.
             REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB

      As an inducement of the Company to enter into this Agreement, Buyer and the Merger Sub represent and warrant to the Company as follows, which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct:

      4.1. Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. Merger Sub has not engaged in any business (other than in connection with this Agreement and the transactions contemplated hereby) since the date of its incorporation. Merger sub is a wholly-owned subsidiary of Buyer.

      4.2. Capitalization of Buyer.

            (a) Authorized Capitalization. As of the date of this Agreement, the authorized capitalization of Buyer consists of (i) 1,000,000,000 shares of common stock, par value $0.01 per share, of which 367,735,954 shares are issued and outstanding and (ii) 25,000,000 shares of undesignated preferred stock, par value $0.01 per share, none of which are issued and outstanding. Buyer has no other capital stock authorized, issued or outstanding. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Buyer. With respect to any Buyer Common Stock that has been issued subject to a right of repurchase on the part of the Company, Disclosure Schedule 4.2(a) sets forth the holder thereof, the number and type of securities covered thereby, and the vesting schedule thereof (including a description of the circumstances under which such vesting schedule can or will be accelerated).

            (b) No Other Capital Stock, Options, Warrants. Except as provided in the Buyer SEC Reports (as defined below and in Disclosure Schedule 4.2(b)), there are no outstanding Options, warrants, convertible securities or rights of any kind to purchase or otherwise acquire any shares of capital stock or other securities of Buyer.

            (c) Buyer is directly or indirectly the record and beneficial owner of all of the outstanding shares of capital stock or other equity interests of Merger Sub. All of such shares have been duly authorized and are validly issued, fully paid, nonassessable and free of preemptive rights with respect thereto and are owned by Buyer free and clear of any claim, lien or encumbrance of any kind with respect thereto. There are no proxies or voting agreements with respect to such shares, and there are not any existing options, warrants, calls, subscriptions, or other rights or other agreements or commitments obligating Buyer to issue, transfer or sell any shares of capital stock or any other securities convertible into, exercisable for, or evidencing the right to subscribe for any shares of Merger Sub.

      4.3. Authorization. Each of Buyer and Merger Sub has all necessary corporate power and authority to enter into this Agreement and, assuming the approval of the adoption of this Agreement by the sole stockholder of Merger Sub, has taken all action necessary to consummate the transactions contemplated hereby and to perform its respective obligations hereunder. This Agreement has been duly executed and delivered by each of Buyer and Merger Sub, and this Agreement is a valid and binding obligation of each of Buyer and Merger Sub enforceable against each of Buyer and Merger Sub in accordance with its terms, except that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors or (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

      4.4. SEC Reports; Financial Statements; Books and Records.

            (a) SEC Reports. Buyer has filed with the SEC all required forms, reports, registration statements and documents required to be filed by it with the SEC (collectively, all such forms, reports, registration statements and documents filed since January 1, 2001 are referred to herein as the "Buyer SEC Reports"). All of the Buyer SEC Reports complied as to form, when filed, in all material respects with the applicable provisions of the Securities Act and the Exchange Act. Accurate and complete copies of the Buyer SEC Reports have been made available to the Company. As of their respective dates or, in the case of registration statements, their effective dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), the Buyer SEC Reports (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Buyer has been advised by each of its current officers and directors that each such person and such persons' Affiliates have complied with all filing requirements under Section 13 and Section 16(a) of the Exchange Act. Each certification included in the Buyer SEC Reports pursuant to Section 302 or Section 906 of the Sarbanes-Oxley Act of 2002 was accurate when made.

            (b) Financial Statements. Each of the financial statements (including, in each case, any related notes thereto) contained in the Buyer SEC Reports (the "Buyer Financial Statements"), (x) was prepared in accordance with GAAP and (y) fairly presented the financial position of Buyer as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of the Buyer, except that the unaudited interim financial statements were or are subject to normal year-end adjustments. The balance sheet of the Buyer contained in the Buyer's Form 10-KSB for the year ended December 31, 2003 is hereinafter referred to as the "Buyer Balance Sheet."

            (c) Internal Controls; Disclosure Controls. Buyer maintains a system of internal accounting controls and disclosure controls and procedures sufficient to provide reasonable assurance that (i) transactions are executed with management's authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's authorization, (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) material information concerning Buyer is publicly disseminated in a timely manner.

            (d) Books and Records. The Books and Records, in reasonable detail, accurately and fairly reflect in all material respects the activities of Buyer and have been provided to the Company or made available for its inspection.

      (e) All Accounts Recorded. Buyer has not engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts or funds which have been and are reflected in its books and records.

      4.5. No Conflicts. The execution and delivery by each of Buyer and Merger Sub of this Agreement does not, and the performance by each Buyer and Merger Sub of its obligations under this Agreement and the consummation of the transactions contemplated hereby do not and will not:

            (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of Buyer or Merger Sub; or

            (b) conflict with or result in a violation or breach of any Law or Order applicable to Buyer or Merger Sub.

      4.6. Approvals. Other than the filing of the Certificate of Merger, together with the required officers' certificates, and such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under state or federal securities laws, if any, there are no material Approvals of Governmental or Regulatory Authorities relating to the business conducted by Buyer or Merger Sub required to be given to or obtained by Buyer from any Governmental or Regulatory Authorities in connection with the consummation of the transactions contemplated by this Agreement.

      4.7. Merger Consideration. Buyer currently has available, and at the Effective Time of the Merger will continue to have available, sufficient cash and cash equivalents to enable it to perform its obligations under this Agreement.

      4.8. Brokers' and Finders' Fees. Neither Buyer nor Merger Sub has incurred, nor will they incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby.

      4.9. Board Approval; No Stockholder Approval Required. The boards of directors of Buyer and Merger Sub have approved this Agreement and the Merger. The stockholders of Buyer are not required to adopt this Agreement. Buyer, as the sole stockholder of Merger Sub, shall adopt this Agreement immediately after the execution and delivery of this Agreement by the parties hereto.

                                   ARTICLE 5.
                       CONDUCT PRIOR TO THE EFFECTIVE TIME

      5.1. Conduct of Business of the Company. Except as otherwise expressly contemplated by this Agreement or as consented to by Buyer in writing, from the date hereof through the Closing, the Company shall, and shall cause the Company Subsidiary to, (a) operate the Business solely in the ordinary course of business and in accordance with past practice and (b) not take any action inconsistent with this Agreement or the consummation of the Merger. Without limiting the generality of the foregoing, except as specifically contemplated by this Agreement or as consented to by Buyer in writing, the Company shall not, and shall cause the Company Subsidiary not to:

            (a) incur any indebtedness for borrowed money, or assume, guarantee, endorse, or otherwise become responsible for obligations of any other Person;

            (b) issue (except pursuant to the exercise of the Company Options outstanding on the date of this Agreement) or commit to issue any shares of its capital stock or any other securities or any securities convertible into shares of its capital stock or any other securities, including, without limitation, any options to acquire capital stock, accelerate the vesting of any Company Options, or reserve for issuance additional shares;

            (c) declare, pay or incur any obligation to pay any dividend or distribution on its capital stock or declare, make or incur any obligation to make any distribution or redemption with respect to capital stock;

            (d) make any change to the Company's Certificate of Incorporation or Bylaws or the Company Subsidiary's charter documents;

            (e) mortgage, pledge or otherwise encumber any Assets or sell, transfer, license or otherwise dispose of any Assets except for the sale or disposition of inventory to customers in the ordinary course of business and consistent with past practice;

            (f) cancel, release or assign any indebtedness owed to it or any claims or rights held by it;

            (g) make any investment or commitment of a capital nature either by purchase of stock or securities, contributions to capital, property transfer or otherwise, or by the purchase of any property or assets of any other Person;

            (h) terminate any Contract listed on Disclosure Schedule 3.11 or make any change in any such Contract;

            (i) without the written consent of Buyer, which consent shall not be unreasonably withheld, (i) enter into or modify any employment Contract, (ii) pay any compensation to or for any Employee, officer or director other than in the ordinary course of business and pursuant to employment arrangements existing as of the date of this Agreement, (iii) pay or agree to pay any bonus, incentive compensation, service award, severance, "stay bonus" or other like benefit or
(iv) enter into or modify any other material Employee Plan;

            (j) enter into or modify any Contract or other arrangement with a Related Party;

            (k) make any change in any method of accounting or accounting practice;

            (l) fail to comply with all material Laws applicable to the Assets of the Company or the Company Subsidiary and the Business consistent with past practices;

            (m) fail to use its commercially reasonable efforts to (i) maintain the Business, (ii) maintain existing relationships with material suppliers and customers of the Company and others having business dealings with the Company, and (iii) otherwise preserve the goodwill of the Business so that such relationships and goodwill will be preserved on and after the Closing Date;

            (n) make or change any election in respect of Taxes, adopt or change any material accounting method in respect of Taxes, enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement or closing agreement, settle or compromise any claim, notice, audit report or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

            (o) commence any Action or Proceeding;

            (p) take any action that would cause any representation or warranty of the Company in this Agreement to be or become untrue in any material respect;

            (q) knowingly take any other actions that would prevent the Company from performing or cause the Company not to perform its agreements and covenants hereunder; or

            (r) directly or indirectly take, agree to take or otherwise permit to occur any of the actions described in Sections 5.1(a) through 5.1(q).

      5.2. No Solicitation.

            (a) The Company shall not, and shall cause the Company Subsidiary and its Representatives not to: (i) initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposal that constitutes or is reasonably likely to lead to any Acquisition Proposal (as defined in Section 5.2(c) hereof), (ii) engage in negotiations or discussions (other than to advise as to the existence of the restrictions set forth in this Section 5.2) with, or furnish any information or data to, any third party relating to an Acquisition Proposal, or (iii) enter into any agreement with respect to any Acquisition Proposal or approve any Acquisition Proposal. Notwithstanding anything to the contrary contained in this Section 5.2 or in any other provision of this Agreement, the Company and its Representatives (i) may participate in discussions or negotiations with or furnish information to any third party making an unsolicited Acquisition Proposal (a "Potential Acquiror") or approve an unsolicited Acquisition Proposal if (x) neither the Company nor any of its Representatives has violated the provisions of this Section 5.2 and (y) the board determines in good faith with advice from its financial advisor that the Potential Acquiror submitting such Acquisition Proposal is reasonably capable of consummating such Acquisition Proposal, and the board determines in good faith after receiving advice from its financial advisor, that such Acquisition Proposal is reasonably likely to lead to a Superior Proposal (as defined in Section 5.2(d) hereof). Prior to furnishing any non-public information to a Potential Acquiror, the Company shall enter into an agreement with such Potential Acquiror containing confidentiality, standstill and nonsolicitation provisions at least as favorable to the Company as the confidentiality, standstill and nonsolicitation provisions of the Confidentiality Agreement and the Letter of Intent. In the event that the Company shall determine to provide any information as described above, or shall receive any Acquisition Proposal (or any material amendment to an Acquisition Proposal previously received), it shall promptly, and in any event within 24 hours, inform Buyer in writing as to that fact and shall furnish to Buyer the identity of the recipient of such information to be provided and/or the Potential Acquiror and the terms of such Acquisition Proposal (or material amendment).

            (b) Except as provided in this Section 5.2(b), the board of directors of the Company shall recommend to the stockholders of the Company the adoption of this Agreement. The board of directors of the Company shall not (i) withdraw or modify or propose to withdraw or modify, in any manner adverse to Buyer, its approval and recommendation of the adoption of this Agreement or (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal unless, in each case, the board has (x) determined in good faith that the failure to take such action would be inconsistent with the board's fiduciary duties under applicable law and (y) gives at least five (5) business days' prior written notice to Buyer of its determination under clause (x) of this Section 5.2(b).

            (c) For purposes of this Agreement, "Acquisition Proposal" shall mean any bona fide proposal, whether in writing or otherwise, made by a third party to:

                  (i) acquire beneficial ownership (as defined under Rule 13d-3 of the Exchange Act) of all or a material portion of the business of, or any material equity interest in, the Company or the Company Subsidiary pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer or exchange offer or similar transaction involving the Company or the Company Subsidiary; or

                  (ii) acquire, lease, exchange, transfer, license or dispose of (other than in the ordinary course of business), a material portion of the Company's Proprietary Rights.

Each of (i) or (ii) above shall include any single or multi-step transaction or series of related transactions which is structured to permit any transaction described therein.

            (d) The term "Superior Proposal" means a bona fide Acquisition Proposal for all of the Company Common Stock (or all or substantially all of the assets of the Company), made in writing and not initiated, solicited or encouraged in violation of Section 5.2(a) of this Agreement, on terms which the board of directors of the Company determines in good faith to be more favorable to Company and the stockholders of the Company than the Merger (based on the advice of the Company's financial advisor that the value of the consideration provided for in such proposal is superior to the value of the consideration provided for in the Merger), for which financing, to the extent required, is then committed.

            (e) The Company shall not terminate, amend, modify or waive any provision of any confidentiality or standstill agreement relating to an Acquisition Proposal to which it or the Company Subsidiary is a party.

                                   ARTICLE 6.
                              ADDITIONAL COVENANTS

      6.1. Special Meeting; Board Recommendation.

            (a) In order to obtain stockholder approval of this Agreement, the Company, acting through its board of directors, shall duly call, give notice of, convene and hold a special meeting of the stockholders of the Company for the purpose of considering and voting on the adoption of this Agreement (the "Company Special Meeting") or shall obtain the written consent of the holders of a majority of the issued and outstanding shares of common stock of the Company approving this Agreement and the transactions provided for herein. The Company Special Meeting shall be held, or the shareholder written consent obtained, as soon as practicable after the execution of this Agreement. Without limiting the generality of the foregoing, the Company's obligations pursuant to the first sentence of this Section 6.1(a) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal or (ii) the withdrawal or modification by the board of directors of the Company or any committee of such board of directors of the recommendation of this Agreement or the Merger.

            (b) As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the SEC a preliminary form of the proxy statement for the Company Special Meeting (the "Proxy Statement") or, if a written consent of shareholders is obtained, an Information Statement. As promptly as practicable following receipt of SEC comments on such preliminary Proxy Statement or Information Statement, the Company shall prepare a response to such comments. The Company shall provide drafts of the Proxy Statement or Information Statement and any response letter to Buyer, and Buyer shall be entitled to review and comment on all such drafts. Neither the Proxy Statement, the Information Statement nor any such response letter shall be filed with the SEC without the consent of Buyer, which consent shall not be unreasonably withheld. Upon resolution of all comments or expiration of any waiting period, the Company shall mail the definitive Proxy Statement or Information Statement to the stockholders of the Company as of the record date for the Company Special Meeting or such date designated in the Information Statement. The Company shall use all commercially reasonable efforts to have the preliminary Proxy Statement or Information Statement cleared by the SEC as promptly as practicable. Buyer and the Company shall promptly furnish to each other all information, and take such other actions (including, without limitation, using all commercially reasonable efforts to provide any required consents of their respective independent auditors), as may reasonably be requested in connection with any action by any of them in connection with the preceding sentences of this Section 6.1(b). Promptly after execution of this Agreement, Buyer and the Company shall cooperate to prepare and file with the SEC a combined Proxy Statement (or Information Statement) and Registration Statement on Form S-4 by which Buyer shall register the shares of Buyer Common Stock to be issued to the shareholders of the Company in the transaction. Buyer and the Company shall use all commercially reasonable efforts to have the Registration Statement declared effective by the SEC as promptly as practicable.

            (c) Subject to Section 5.2(b), the Proxy Statement or Information Statement shall contain the recommendation of the board of directors of the Company in favor of the adoption of this Agreement.

      6.2. Voting Agreements. Contemporaneously with the execution of this Agreement, each of the Major Stockholders have entered into Voting Agreements with Buyer (in the form of Exhibit A attached hereto) with respect to the voting of their Company Common Stock and which Voting Agreements prohibit the Major Stockholders from selling or transferring their Company Common Stock prior to the Effective Time.

      6.3. Access to Information. Between the date of this Agreement and the earlier of the Effective Time or the termination of this Agreement, upon reasonable notice the Company shall (i) give Buyer and its officers, employees, accountants, counsel, financing sources and other agents and representatives reasonable access to all buildings, offices, and other facilities and to all Books and Records of the Company and the Company Subsidiary, whether located on the premises of the Company or at another location; (ii) permit Buyer to make such inspections as it may reasonably require; (iii) cause its officers to furnish Buyer such financial, operating, technical and product data and other information with respect to the Business and Assets of the Company or the Company Subsidiary as Buyer from time to time may request, including without limitation, financial statements and schedules; (iv) allow Buyer the opportunity to interview such Employees and other personnel and Affiliates of the Company and the Company Subsidiary as Buyer may reasonably request; and (v) assist and cooperate with Buyer in the development of integration plans for implementation by Buyer and the Surviving Corporation following the Effective Time; provided, however, that no investigation pursuant to this Section 6.3 shall affect or be deemed to modify any representation or warranty made by the Company herein.

      6.4. Confidentiality. Each of the parties hereto hereby agrees to keep the information or knowledge obtained in any investigation pursuant to Section 6.3, or pursuant to the negotiation and execution of this Agreement or the effectuation of the transactions contemplated hereby, confidential; provided, however, that the foregoing shall not apply to information or knowledge which
(a) a party can demonstrate was already lawfully in its possession prior to the disclosure thereof by the other party, (b) is generally known to the public and did not become so known through any violation of Law, or a confidentiality agreement or other contractual, legal or fiduciary obligation of confidentiality of the disclosing party or any other party with respect to such information, (c) became known to the public through no fault of such party, (d) is later lawfully acquired by such party without confidentiality restrictions from other sources not bound by applicable confidentiality restrictions, (e) is required to be disclosed by order of court or Governmental or Regulatory Authority with subpoena powers (provided that such party shall have provided the other party with prior notice of such order and an opportunity to object or seek a protective order and take any other available action) or (f) which is disclosed without obligation of confidentiality in the course of any Action or Proceeding between any of the parties hereto.

      6.5. Expenses. All fees and expenses incurred in connection with the proposed Merger, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties ("Third Party Expenses") incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, shall be the obligation of the respective party incurring such fees and expenses.

      6.6. Public Disclosure. Except as required by law (including federal and state securities laws), or as may be reasonably necessary to complete the Merger, no party hereto shall disclose the existence of, or any subject matter of, or the terms and conditions of, this Agreement to any third party (other than a party's financial and legal advisors) without the prior written consent of the other (which shall not be unreasonably withheld or delayed), and each party is responsible for preventing disclosure by such party's financial and legal advisors. The parties will mutually reasonably agree to the timing and content of any announcements, press releases or public statements concerning the proposed Merger.

      6.7. Commercially Reasonable Efforts. The Company and Buyer shall use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and appropriate under this Agreement, applicable laws, and applicable regulations to complete the transactions contemplated by this Agreement, including without limitation, (a) obtain all Approvals and Consents under any of the Contracts and under other agreements as may be required in connection with the Merger (including those set forth in Disclosure Schedule 3.12), (b) to obtain all Approvals from Governmental or Regulatory Authorities including, without limitation, using commercially reasonable efforts to obtain all necessary governmental and private party consents, approvals or waivers, provided, however, that no party shall be obligated to make a material payment of money as a condition to obtaining any such Approval or Consent other than filing fees and other reasonably anticipated costs and expenses. Buyer and the Company shall provide each other with such assistance and information as is reasonably required to obtain such Approvals as set forth in Disclosure Schedule 3.12.

      6.8. Notification of Certain Matters. The Company shall give prompt notice to Buyer, and Buyer shall give prompt notice to the Company, of (a) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of the Company or Buyer, respectively, contained in this Agreement to be untrue or inaccurate at or prior to the Closing Date and (b) any failure of the Company or Buyer, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.8 shall not limit or otherwise affect any remedies available to the party receiving such notice.

      6.9. Company Repurchases. The Company will exercise any rights that mature between the date hereof and the Effective Time to repurchase any outstanding shares of Company Common Stock at the price at which such shares were issued.

      6.10. Proprietary Rights. The Company shall give Buyer prompt notice of that any Person shall have (i) commenced, or shall have notified the Company or the Company Subsidiary that it intends to commence, an Action or Proceeding or
(ii) provided the Company or the Company Subsidiary with notice, in either case which allege(s) that any of the Proprietary Rights, including the Company Proprietary Rights, presently embodied, or proposed to be embodied, in the Company's or the Company Subsidiary's products or utilized in Company-designed or modified development tools (including standard cells) or design environments infringes or otherwise violates the intellectual property rights of such Person, is available for licensing from a potential licensor providing the notice or otherwise alleges that the Company or the Company Subsidiary does not otherwise own or have the right to exploit such Proprietary Rights, including the Company Proprietary Rights. The Company shall take commercially reasonable actions to maintain, perfect, preserve or renew the Company Registered Proprietary Rights, including, without limitation, the payment of any registration, maintenance, renewal fees, annuity fees and taxes or the filing of any documents, applications or certificates related thereto, and to promptly respond and prepare to respond to all requests, related to the Company Registered Proprietary Rights, received from Governmental or Regulatory Authorities. At the Closing, the Company will notify Buyer of all material actions which must be taken within the 180 days following the Closing and which are necessary to maintain, perfect, preserve or renew the Company Registered Proprietary Rights, including the payment of any registration, maintenance, renewal fees, annuity fees and taxes or the filing of any documents, applications or certificates related thereto.

      6.11. Tax Matters.

            (a) Tax Periods Ending on or before the Closing Date. Buyer shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Company and the Company Subsidiary for all periods ending on or prior to the Closing Date which are required to be filed (taking into account all extensions properly obtained) after the Closing Date.

            (b) Tax Periods Beginning Before and Ending After the Closing Date. Buyer shall prepare or cause to be prepared and file or cause to be filed any Tax Returns of the Company for Tax periods which begin before the Closing Date and end after the Closing Date.

            (c) Refunds. Any Tax refunds of the Company that are received by Buyer or the Company and any amounts credited against Tax of the Company to which Buyer or the Company become entitled, that relate to Tax periods or portions thereof ending on or before the Closing Date shall be for the account of the Buyer.

            (d) Tax Elections. Neither the Company nor the Company Subsidiary shall make or change any election or method of accounting with respect to Taxes or settle or compromise any material Tax Liability or refund after the date hereof without Buyer's prior written consent (which consent shall not be unreasonably withheld).

            (e) FIRPTA Certificate. The Company shall have delivered to Buyer, not more than 20 days before the Closing Date, a statement in accordance with Treasury Regulations Section 1.1445-2(c)(3) and 1.897-2(h) certifying that the Company is not, and has not been, a "United States real property holding corporation" for purposes of Sections 897 and 1445 of the Code. In addition, the Company shall have delivered to Buyer on the Closing Date a copy of the notification to the IRS, prepared in accordance with Treasury Regulations
Section 1.897-2(h)(2), of delivery of the statement referred to in the preceding sentence, signed by a responsible corporate officer of the Company. The Company acknowledges that Buyer may cause the Company to file such notification with the IRS on or after the Closing Date.

            (f) Carrybacks. Any net operating losses or similar Tax attribute of the Company or the Company Subsidiary is an asset of the Company that (subject to any applicable limitations imposed by law) is being acquired by Buyer pursuant to the Merger, and neither the Company nor the Company Subsidiary shall elect to carry back any such Tax attributes to prior years of the Company or the Company Subsidiary or otherwise act so as to limit the ability of Buyer to use such attributes subsequent to the Merger.

      6.12. SEC Filings. The Company will deliver promptly to Buyer true and complete copies of each report, registration statement or statement mailed by it to its stockholder generally or filed by it with the SEC, in each case subsequent to the date hereof and prior to the Effective Time. As of their respective dates, such reports, including the consolidated financial statements included therein, and statements (excluding any information therein provided by Buyer or the Merger Sub, as to which the Company makes no representation) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading and will comply in all material respects with all applicable requirements of law. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in such reports, (a) shall comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (b) shall be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-QSB under the Exchange Act) and (c) shall fairly present the consolidated financial position of the Company and the Company Subsidiary as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal year-end adjustments.

      6.13. Stockholder Litigation. The Company and Buyer agree that in connection with any third party or derivative litigation which may be brought against the Company, the Company Subsidiary or their respective directors relating to the transactions contemplated hereby, the Company will keep Buyer, and any counsel which Buyer may retain, informed of the course of such litigation, to the extent Buyer is not otherwise a party thereto, and the Company agrees that it will consult with Buyer prior to entering into settlement or compromise of any such stockholder litigation; provided that no such settlement or compromise will be entered into without Buyer's prior written consent (which consent or denial of consent shall not be unreasonably delayed).

      6.14. Indemnification. The certificate of incorporation and bylaws of the Surviving Corporation shall contain the provisions with respect to indemnification set forth in the certificate of incorporation and bylaws of the Company as of the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who, immediately prior to the Effective Time, were directors and officers of the Company, unless such modification is required by law. The Surviving Corporation will honor and fulfill the obligations of the Company pursuant to indemnification agreements with the Company's officers and directors existing as of the date hereof.

      6.15. Company Options. At or prior to the Closing, the Company shall cause all agreements evidencing Company Options to be amended, in a manner reasonably satisfactory to Buyer, to the extent necessary to provide for the treatment of such Company Options in the Merger as contemplated by this Agreement.

      6.16. Within a reasonable period of time after the Effective Time, Buyer shall make an offer to purchase all of the shares of common stock of Company Subsidiary (excluding any shares owned by Buyer or any affiliate of Buyer) outstanding as of the Effective Time, at a price and on terms set by Buyer and in Buyer's sole discretion. Such offer shall be made in accordance with applicable state and federal laws and regulations of the United States, and to the extent applicable, of Canada.

                                   ARTICLE 7.
                            CONDITIONS TO THE MERGER

      7.1. Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction or mutual waiver at or prior to the Closing of the following conditions:

            (a) Governmental and Regulatory Approvals. Approvals from any Governmental or Regulatory Authority (if any) necessary for consummation of the transactions contemplated hereby shall have been timely obtained.

            (b) No Injunctions or Regulatory Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other Order issued by any court of competent jurisdiction or Governmental or Regulatory Authority or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be in effect; nor shall there be any action taken, or any Law or Order enacted, entered, enforced or deemed applicable to the Merger or the other transactions contemplated by the terms of this Agreement that would prohibit the consummation of the Merger or which would permit consummation of the Merger only if certain divestitures were made or if Buyer were to agree to limitations on its business activities or operations.

            (c) Legal Proceedings. No Governmental or Regulatory Authority shall have notified either party to this Agreement that such Governmental or Regulatory Authority intends to commence proceedings to restrain or prohibit the transactions contemplated hereby or force rescission, unless such Governmental or Regulatory Authority shall have withdrawn such notice and abandoned any such proceedings prior to the time which otherwise would have been the Closing.

      7.2. Additional Conditions to Obligations of the Company. The obligation of the Company to consummate the Merger and the other transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

            (a) Representations and Warranties. The representations and warranties of Buyer contained in this Agreement shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date.

            (b) Performance. Buyer shall have performed and complied with in all material respects each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Buyer at or before the Closing Date.

            (c) Buyer Certificate. Buyer shall have delivered to the Company a certificate, dated the Closing Date and executed by an authorized officer of the Buyer, substantially in the form set forth in Exhibit C hereto.

            (d) Dissenting Shares. Not more than 5% of the outstanding shares of the Company common stock shall be Dissenting Shares.

            (e) Registration Effective. The Registration Statement respecting the shares of Buyer Common Stock to be issued in the transaction provided for herein shall have been declared effective.

      7.3. Additional Conditions to the Obligations of Buyer. The obligation of Buyer to consummate the Merger and the other transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Buyer:

            (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date, provided, that all "Company Material Adverse Effect" or "Company Material Adverse Change" qualifications, other materiality qualifications, and knowledge qualifications contained in such representations and warranties shall be disregarded in determining the accuracy of the representation and warranties.

            (b) Performance. The Company shall have performed and complied with in all material respects each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Company on or before the Closing Date.

            (c) Company Certificate. The Company shall have delivered to Buyer a certificate, dated the Closing Date and executed by the President and Chief Executive Officer of the Company, substantially in the form set forth in Exhibit D.

            (d) Stockholder Approval. The adoption of this Agreement by the requisite holders of the outstanding shares of Company Common Stock shall have been obtained at the Company Special Meeting or any adjournment or postponement thereof or by written consent as permitted by law.

            (e)  Liabilities  of  the  Company.   The  Company  shall  not  have
liabilities in an amount greater than Five Million Dollars (US $5,000,000.00) as of the Balance Sheet Date and as of the Closing Date.

            (f) Assets of the Company. The Company shall have Assets in an amount equal to or greater than Eight Hundred Fifty Thousand Dollars (US $850,000) as of the Balance Sheet Date and as of the Closing Date.

            (g) Issued Company Common Stock. The Company shall not have in excess of 35,000,000 shares of Company Common Stock issued and outstanding as of the Closing Date.

            (h) Termination of the Company's Employment Agreements. The Company shall have terminated prior to the Closing Date any and all employment agreements, severance agreements, "golden parachute" provisions of any agreements, and/or any other agreements that would entitle any person compensation or payment pursuant to the termination of such person's employment or a change of control in the Company.

            (i) Consents and Approvals. All consents, approvals, notifications, disclosures, filings and registrations listed or required to be listed in Disclosure Schedule 3.12 of the Disclosure Schedule shall have been obtained or made.

            (j) Actions. No Action shall be pending or threatened relating in any way to this Agreement or the transactions contemplated herein.

            (k)  Dissenting   Shares.  Not  more  than  5%  of  the  issued  and
outstanding shares of Company Common Stock shall be Dissenting Shares.

            (l) Key Employees. Each of the Key Employees shall remain continuously employed by the Company on substantially the same terms and with substantially the same responsibilities as on the date hereof and the Company shall have no knowledge that any of the Key Employees has any intention to terminate their employment with the Surviving Corporation

            (m) Company Options. All agreements evidencing Company Options shall have been amended, in a manner reasonably satisfactory to Buyer, to the extent necessary to provide for the treatment of such Company Options in the Merger as contemplated by this Agreement.

            (n) Section  280G.  The Company,  the Company  Stockholders  and any
person who is a "disqualified individual" (as defined in Section 280G(c) of the Code and the proposed Treasury Regulations promulgated thereunder) with respect to the Company shall have taken any and all actions necessary to provide that no payment or acceleration of any right to benefits or payment pursuant to this Agreement, any Employee Plan, Contract or any other plan or arrangement shall constitute an "excess parachute payment" within the meaning of Section 280G(b)(1). Buyer and the Company each acknowledge and agree that such actions may include, but are not necessarily limited to, the approval by the Company Stockholders of the right to receive or retain such payments or benefits, which approval satisfies the requirements of Section 280G(b)(5)(B) of the Code and the proposed Treasury Regulations promulgated thereunder.

            (o) FIRPTA Certificate. Buyer shall have no actual knowledge and shall not have received a notice pursuant to Treasury Regulations Section 1.445-4 that the statement delivered by the Company pursuant to Section 6.11(g) is false. ARTICLE 8. TERMINATION

      8.1. Termination. This Agreement may be terminated and the Merger may be abandoned any time prior to the Effective Time, whether before or after the adoption of this Agreement by the stockholders of the Company:

            (a) by mutual written consent of the parties duly authorized by the boards of directors of the Company and Merger Sub;

            (b) by either Buyer or the Company if the Merger shall not have been consummated on or before March 31, 2005 (the "Outside Date"), which date may be extended by mutual consent of the parties hereto; provided, however, that the party seeking to terminate this Agreement pursuant to this clause 8.1(b) shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure to consummate the Merger on or before such date;

            (c) by either Buyer or the Company if (i) any law shall have been enacted, entered or promulgated prohibiting the consummation of the Merger substantially on the terms contemplated hereby or (ii) a court of competent jurisdiction or other Government Entity shall have issued an order, decree, ruling or injunction, or taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger substantially on the terms contemplated hereby, and such order, decree, ruling, injunction or other action shall have become final; provided, that the party seeking to terminate this Agreement pursuant to this Section 8.1(c) shall have used its reasonable commercial efforts to remove such order, decree, ruling or injunction; or

            (d) by either Buyer or the Company if the adoption of this Agreement by a majority of the outstanding shares of Company Common Stock is not obtained at the Company Special Meeting or any adjournment or postponement thereof (a "Company Negative Vote") or by written consent of the holders of the requisite number of shares of Company common stock.

      8.2. Termination by Buyer. This Agreement may be terminated and the Merger may be abandoned any time prior to the Effective Time, whether before or after adoption of this Agreement by the stockholders of the Company, by Buyer, if:

            (a) The Company shall have failed to comply in any material respect with any of the covenants or agreements contained in any Section of this Agreement to be complied with or performed by the Company at or prior to such date of termination; provided, however, that if such failure or failures are capable of being cured prior to the Effective Time, such failure or failures shall not have been cured within thirty (30) days of delivery to the Company of written notice of such failure or failures;

            (b) there exists a breach or breaches of any representation or warranty of the Company contained in this Agreement such that the closing condition set forth in Section 7.3(a) would not be satisfied; provided, however, that if such breach or breaches are capable of being cured prior to the Effective Time, such breach or breaches shall not have been cured within thirty
(30) days of delivery to the Company of written notice of such breach or breaches; or

            (c) (i) the board of directors of the Company fails to recommend the adoption of this Agreement to the stockholders of the Company, or withdraws, amends or modifies in a manner adverse to Buyer its recommendation to the stockholders of the Company for adoption of this Agreement, (ii) a tender offer (to which Rule 14e-2(a) applies) for any of the outstanding shares of capital stock of the Company is commenced prior to the Company Special Meeting, and within the time required by Rule 14e-2(a) under the Exchange Act the board of directors of the Company fails to recommend against acceptance of such tender offer, or takes no position with respect to such tender offer, or states its inability to take a position with respect to such tender offer, (iii) the Company or its board of directors takes any position (including making no recommendation or stating an inability to make a recommendation) with respect to any Acquisition Proposal other than a recommendation to reject such Acquisition Proposal, (iv) the board of directors of the Company resolves (which resolution shall not modify, limit or impair the Company's obligations under this Agreement) to accept, accepts or recommends to the stockholders of the Company a Superior Proposal, or (v) the board of directors of the Company resolves to take any of the foregoing actions.

      8.3. Termination by the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after adoption of this Agreement by the stockholders of the Company, by action of the board of directors of the Company, if:

            (a) Buyer or Merger Sub shall have failed to comply in any material respect with any of the covenants or agreements contained in any Section of this Agreement to be complied with or performed by Buyer or Merger Sub at or prior to such date of termination; provided, however, that if such failure or failures are capable of being cured prior to the Effective Time, such failure or failures shall not have been cured within thirty (30) days of delivery to Buyer of written notice of such failure or failures; or

            (b) there exists a breach or breaches of any representation or warranty of Buyer or Merger Sub contained in this Agreement such that the Closing condition set forth in Section 7.2(a) would not be satisfied; provided, however, that if such breach or breaches are capable of being cured prior to the Effective Time, such breach or breaches shall not be cured within thirty (30) days of delivery to Buyer of written notice of such breach or breaches.

            (c) In accordance with Section 5.2(b), the board of directors of the Company accepts or recommends to the stockholders of the Company a Superior Proposal or resolves to do so, provided that the Company has given written notice of such Superior Proposal as required under Section 5.2(b) and Buyer has not made a proposal which is reasonably equivalent from the perspective of the stockholders of the Company within seventy-two (72) hours of such written notice.

      8.4. Procedure for Termination. In order to terminate this Agreement pursuant to this Article VIII, a Party shall provide written notice thereof to the other Parties.

      8.5. Effect of Termination.

            (a) In the event of termination  of this Agreement  pursuant to this
Article VIII, no Party (or any of its directors or officers) shall have any liability or further obligation under this Agreement to any other Party, except as provided in this Section 8.5 and except that nothing herein shall relieve any Party from liability for breach of this Agreement.

      8.6. Extension; Waiver At any time prior to the Effective Time, Buyer or the Company may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations of the other party hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements, covenants or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE 9.
                            MISCELLANEOUS PROVISIONS

      9.1. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by internationally recognized overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

If prior to the Closing, to the Company:                                  BSD Software, Inc.
                                                                          8500 Macleod Trail, S.E., Suite 300E
                                                                          Calgary, Alberta
                                                                          Canada  T2H 2N1
                                                                          Attention:              Guy Fietz, President
                                                                          Facsimile No.           (403) 257-7090
                                                                          Telephone No.:          (403) 259-7580

With a copy to:                                                           Merrick & Klimek PC
                                                                          -------------------
                                                                          33 N. LaSalle Street
                                                                          --------------------
                                                                          Sute 2200
                                                                          ---------
                                                                          Chicago, IL 60605
                                                                          -----------------
                                                                          Attention:               Stephen M. Merrick
                                                                          Facsimile No.:           312-284-1521
                                                                                                   ------------
                                                                          Telephone No.            312-284-1520
                                                                                       ------------------------


If to Buyer or Merger Sub or, if after the                                NeoMedia Technologies, Inc.
Closing, to the Surviving Corporation:
                                                                          2201 Second Street, Suite 402
                                                                          Fort Myers, Florida 33901
                                                                          Attention:              Charles T. Jensen
                                                                          Facsimile No.:                      (239) 337-3668
                                                                          Telephone No.:          (239) 337-3434

With a copy to:                                                           Kirkpatrick & Lockhart LLP
                                                                          Miami Center - 20th Floor
                                                                          201 South Biscayne Boulevard
                                                                          Miami, Florida 33131-2399
                                                                          Attention:              Clayton Parker, Esq.
                                                                          Facsimile No.:                      (305) 358-7095
                                                                          Telephone No.:          (305) 539-3306

      All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section 9.1, be deemed given upon delivery, (b) if delivered by facsimile transmission to the facsimile number as provided for in this Section 9.1, be deemed given upon receipt of facsimile confirmation, (c) if delivered by mail in the manner described above to the address as provided for in this Section 9.1, be deemed given on the earlier of the third Business Day following mailing or upon receipt and (d) if delivered by overnight courier to the address as provided in this Section 9.1, be deemed given on the earlier of the second Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 9.1). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

      9.2. Entire Agreement. This Agreement and the Exhibits and Schedules hereto, including the Company Disclosure Schedule, constitute the entire Agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except for the Confidentiality Agreement, which shall continue in full force and effect and shall survive any termination of this Agreement or the Closing in accordance with its terms.

      9.3. Further Assurances; Post-Closing Cooperation. At any time or from time to time after the Closing, the parties shall execute and deliver to the other party such other documents and instruments, provide such materials and information and take such other actions as the other party may reasonably request to consummate the transactions contemplated by this Agreement and otherwise to cause the other party to fulfill its obligations under this Agreement and the transactions contemplated hereby. Each party agrees to use commercially reasonable efforts to cause the conditions to its obligations to consummate the Merger to be satisfied.

      9.4. Amendment; Waiver. Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Buyer, Merger Sub and the Company. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

      9.5. Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person, other than any Person entitled to indemnity under Section 6.14, and each such person shall be a third-party beneficiary of the provisions set forth in Section 6.14.

      9.6. Opportunity to Hire Counsel; Role of Kirkpatrick & Lockhart LLP. The Company acknowledges that it has been advised and has been given an opportunity to hire counsel with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the law firm of Kirkpatrick & Lockhart LLP has solely represented buyer and Merger Sub in connection with this Agreement and the transactions contemplated hereby and no other person.

      9.7. No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of law or otherwise) by any party without the prior written consent of the other party and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

      9.8. Headings. The headings and table of contents used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

      9.9. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

      9.10. Governing Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Delaware.

      9.11. Arbitration. Any and all disputes or controversies arising out of this Agreement shall be finally settled by arbitration conducted in Florida in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided, that nothing in this Section 9.10 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration. The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Section 9.10 shall be valid and sufficient.

      9.12. Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

      9.13. Construction. The parties hereto agree that this Agreement is the product of negotiation between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra preferentum.

      9.14. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                                   * * * * * *

      IN WITNESS WHEREOF, Buyer, Merger Sub and the Company have caused this Agreement to be signed by their duly authorized representatives, all as of the date first written above.

                              NEOMEDIA TECHNOLOGIES, INC.

                              By: /s/ Charles T. Jensen
                              -------------------------
                              Name: Charles T. Jensen
                              -----------------------
                              Title: President, CEO, COO & Director
                              -------------------------------------

                              NEOMEDIA TELECOM SERVICES, INC.

                              By: /s/ David A. Dodge
                              ----------------------
                              Name: David A. Dodge
                              ----------------------
                              Title: Secretary and Treasurer
                              ------------------------------

                              BSD SOFTWARE, INC.

                              By: /s/ Guy Fietz
                              -----------------
                              Name: Guy Fietz
                              ---------------
                              Title: President and Chief Executive Officer
                              --------------------------------------------

                                    EXHIBIT A

                                VOTING AGREEMENT

      THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of ________, 2004 by and among the undersigned stockholder ("Stockholder") of BSD Software, Inc., a Florida corporation (the "Company"), and NeoMedia Technologies, Inc., a Delaware corporation ("NeoMedia").


                                    RECITALS

      A. Stockholder is the registered and/or beneficial owner of such number of shares of the Company's common stock (the "Common Stock") and options to purchase shares of the Common Stock as is indicated on Exhibit A to this Agreement.

      B. NeoMedia Telecom Services, Inc., a Nevada corporation and a wholly-owned subsidiary of NeoMedia ("Merger Sub"), and the Company are entering into the Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, pursuant to which Merger Sub will merge with and into the Company upon the terms and conditions set forth in the Merger Agreement (the "Merger"). Capitalized terms not defined in this Agreement have the meanings ascribed to them in the Merger Agreement.

      C. The execution of this Agreement by Stockholder is a condition to NeoMedia's obligation to execute the Merger Agreement.

      D. The parties wish to provide for the voting arrangements set forth in this Agreement.

      In consideration of the mutual covenants and agreements set forth herein, the Company's and NeoMedia's willingness to enter into the Merger Agreement, and such other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Voting Agreement. Subject to Section 3 below, Stockholder hereby irrevocably agrees to vote (or cause to be voted) all of its shares of capital stock of the Company as is indicated on Exhibit A and all other shares of capital stock of the Company now owned or hereafter acquired, or which Stockholder may be empowered to vote (the "Shares"), from time to time and at all times, whether at an annual or special meeting of the Company's stockholders, or upon an action by written consent, (a) in favor of the adoption of the Merger Agreement and the consummation of the transactions contemplated therein, including the Merger, (b) against any action or agreement that would result in a breach in any material respect of the Company and NeoMedia under the Merger Agreement, and (c) except as otherwise agreed to in writing in advance by the Company (other than the Merger and the other transactions contemplated by the Merger Agreement), against: (i) any Acquisition Proposal, (ii) any change in the board of directors of the Company other than in connection with the Merger,
(iii) any amendment of the Company's certificate of incorporation other than in connection with the Merger or (iv) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially and adversely affect the contemplated benefits to the Company of the Merger and the other transactions contemplated by the Merger Agreement. Stockholder shall not enter into any agreement or understanding, whether oral or written, with any person or entity prior to the termination of this Agreement to vote thereafter in a manner inconsistent with this Section 1.

      2. Irrevocable Proxy. Contemporaneously with the execution of this Agreement, Stockholder has executed and delivered to NeoMedia a duly executed proxy in the form attached hereto as Exhibit B (the "Proxy") with respect to each meeting of stockholders of Company, such Proxy to cover the total number of Shares for which Stockholder is entitled to vote at any such meeting. Upon the execution of this Agreement by Stockholder, Stockholder hereby revokes any and all prior proxies given by Stockholder with respect to the Shares and agrees not to grant any subsequent proxies with respect to the Shares until on or after the Expiration Date (as defined below). NeoMedia shall (i) vote for each proposal or give its consent, as applicable, with respect to any matter described in Section 1(a) and (ii) vote against or withhold its consent, as applicable, with respect to (A) any matter described in Section 1(b) and (B) unless agreed to in writing in advance by the Company and NeoMedia, any matter described in Section 1(c).

      3. Term. This Agreement shall be effective as of the date hereof and shall continue in effect until the earlier to occur of (i) the Effective Time of the Merger or (ii) termination of the Merger Agreement in accordance with its terms (the "Expiration Date").

      4. Solicitation. Prior to the Expiration Date, Stockholder shall not, directly or indirectly: (i) solicit, initiate or encourage (including by way of furnishing nonpublic information) inquiries or proposals concerning any Acquisition Proposal or, except as set for in the Merger Agreement, have discussions or negotiations with any third party (other than NeoMedia or Merger
Sub) regarding any Acquisition Proposal (other than the Merger); or (ii) induce or encourage any other stockholder of the Company to vote against, or fail to vote in favor of, the Merger Agreement and the Merger. Stockholder shall notify NeoMedia of any written inquiries or proposals it receives relating to any Acquisition Proposal.

      5. Specific Enforcement. The parties acknowledge and agree that the parties hereto would be irreparably damaged in the event any of the provisions of this Agreement were not performed by the parties in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that NeoMedia and the Company shall be entitled to an injunction to prevent breaches of this Agreement and to specifically enforce this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which the parties may be entitled at law or in equity. Each party consents to personal jurisdiction in any such action brought in the United States District Court for the Southern District of Florida or in any court of the State of Florida having subject matter jurisdiction.

      6. Agreement to Retain Shares. Stockholder agrees not to transfer (except as may be specifically required by court order or by operation of law), sell, exchange, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date, unless each person or entity to which any of such Shares are or may be transferred shall have: (a) executed a counterpart of this Agreement and a Proxy (with such modifications as NeoMedia may reasonably request); and (b) agreed in writing to hold such Shares subject to all of the terms and provisions of this Agreement.

      7. Waiver of Appraisal Rights. Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights (including under
Section 262 of the General Corporation Law of the State of Delaware) and any similar rights relating to the Merger or any related transaction that
Stockholder or any other person may have by virtue of the ownership of any outstanding shares of Common Stock.

      8. Legend Requirement. All certificates evidencing the Shares shall, during the term of this Agreement, bear such restrictive legends as NeoMedia and its counsel deem necessary or advisable under applicable law or pursuant to this Agreement, and the Company agrees to so legend such Shares. Such legend may include, without limitation, the following:

      "THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN VOTING RESTRICTIONS PURSUANT TO A VOTING AGREEMENT RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT."

      9. Representations and Warranties.

            9.1. Ownership of Shares.  Stockholder  represents and warrants that
(a) it has good title to and is the sole record owner of the Shares and it does not own beneficially or of record any other capital stock of the Company, (b) the Shares are validly issued, fully paid and nonassessable and (c) except for the encumbrances and restrictions arising hereunder, it has no knowledge of the Shares that are owned by Stockholder being subject to any pledges, liens, security interests, adverse claims, assessments, proxies, participations, options, equities, charges or encumbrances of any nature whatsoever with respect to the ownership of or right to vote or dispose of such Shares, except for applicable securities laws and the transactions documents under which they were issued.

            9.2. Authority; Due Execution; Enforceability. Stockholder hereby represents and warrants that he has the full right, power, capacity and authority to enter into this Agreement and Stockholder has sole voting power and sole power of disposition with respect to the Shares with no restrictions on Stockholder's voting rights or rights of disposition pertaining thereto. Each party hereto represents and warrants that this Agreement has been duly and validly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforcement thereof may be limited against such party by (a) bankruptcy, insolvency, reorganization, moratorium and similar laws, both state and federal, affecting the enforcement of creditors' rights or remedies in general as from time to time in effect or (b) the exercise by courts of equity powers (the "Enforceability Exceptions"). The Proxy, when duly executed and delivered by Stockholder, will constitute the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement thereof may be limited against Stockholder by the Enforceability Exceptions. If Stockholder is married and the Shares constitute community property, this Agreement has been duly executed and delivered by, and constitutes the legal, valid and binding obligation of, Stockholder's spouse, enforceable against Stockholder's spouse in accordance with its terms, subject to laws of general application relating to bankruptcy, fraudulent conveyance, insolvency and the relief of debtors, and rules of law governing specific performance, injunctive relief and other equitable remedies.

            9.3. No Conflicts or Consents. Each party hereto represents and warrants that the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, with or without giving of notice or the passage of time, (a) violate any judgment, award, decree, injunction or order of any court, arbitrator or governmental agency applicable to such party or its property or assets or any federal or state law, statute or regulation, (b) conflict with, result in the breach of any provision of or constitute a violation of or default under any agreement or instrument to which such party is a party or by which such party or such party's property or assets may be bound, or (c) require any consent or approval of any person.

            9.4. Title to Securities. As of the date of this Agreement: (a) Stockholder either (i) holds of record or (ii) beneficially owns with the right to vote (in the case of clause (i) and (ii), free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances (collectively, "Liens")), other than a right of repurchase in favor of the Company, the number of outstanding shares of Common Stock set forth on Exhibit A hereof; and (b) Stockholder holds (free and clear of any Liens) the options and other rights to acquire shares of Company Common Stock set forth under the caption "Options and Other Rights to Purchase Common Stock" on Exhibit A hereof; and (c) Stockholder does not directly or indirectly own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options and other rights specified on Exhibit A hereof.

            9.5. Reliance by NeoMedia and Merger Sub. Stockholder understands and acknowledges that NeoMedia and Merger Sub are entering into the Merger Agreement in reliance, in part, upon Stockholder's execution and delivery of this Agreement. Stockholder has sole voting power with respect to the Shares.

            9.6. Duty of Candor. Stockholder represents and warrants that for each patent application filed by BSD Software with the U.S. Patent and Trademark Office (the "USPTO"), Stockholder is not aware of any relevant references or publications that either should have been disclosed or need to be disclosed to the USPTO.

      10. Covenants of Stockholder. Except as set forth in the Merger Agreement, Stockholder hereby covenants and agrees that during the term hereof it shall not enter into any transaction, take any action or by inaction permit any event to occur, that would result in any of the representations or warranties of Stockholder herein contained not being true and correct. Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that Stockholder may have under Section 262 of the General Corporation Law of the State of Delaware or otherwise.

      11. Confidentiality. Stockholder agrees, except as otherwise required by legal process, (i) to hold any information regarding this Agreement and the Merger in strict confidence, and (ii) not to divulge any such information to any third person, until such time as NeoMedia or the Company has disclosed publicly the Merger or the Expiration Date occurs or such information becomes public not through disclosure by Stockholder.

      12. Miscellaneous.

            12.1. Assignment; Transfer of Rights. This Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors, and assigns of the parties. The Shares may be transferred or assigned by Stockholder; provided, however, that (i) NeoMedia and the Company must receive written notice prior to the time of said transfer or assignment, stating the name and address of said transferee or assignee, and (ii) such transferee or assignee must agree in writing (which writing shall be in a form acceptable to the Company) to be bound by the terms and conditions of this Agreement.

            12.2. Further Assurances. Stockholder shall cooperate with the Company and execute and deliver any additional documents necessary or desirable, in the opinion of the Company or its counsel, to evidence the irrevocable proxy granted herein with respect to the Shares and to carry into effect the intent and purposes of each provision of this Agreement.

            12.3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, excluding those laws that direct the application of the laws of another jurisdiction.

            12.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            12.5. Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed to the party at the address set forth below such party's name on the signature page of this Agreement, or at a new address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

            12.6. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            12.7. Survival. The representations, warranties and agreements of the parties contained in this Agreement shall survive the termination of this Agreement and shall continue in full force and effect following termination of the Agreement.

            12.8. Costs of Enforcement. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

            12.9. Entire Agreement; Amendment. This Agreement may be amended or modified only by a written instrument executed by each of the parties hereto. This Agreement, the Proxy and the Merger Agreement constitute and contain the entire agreement of the parties with regard to the subject matter hereof and thereof and supersede any and all prior negotiations, correspondence, understandings and agreements between the parties regarding the subject matter hereof or thereof.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first above written.

Stockholder:                            By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Address:
                                                --------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        Telephone:
                                                  ------------------------------
                                        Facsimile:
                                                  ------------------------------


BSD Software Inc.:                      By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Address:
                                                --------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        Telephone:
                                                  ------------------------------
                                        Facsimile:
                                                  ------------------------------

                      [Signature Page to Voting Agreement]

                                    EXHIBIT A
                               TO VOTING AGREEMENT

      ___________ is the registered and/or beneficial owner of such number of shares of the Company's common stock and options to purchase shares of the Common Stock as indicated below:

              Shares of common stock:                                   _____

              Company options:                                          _____








                                   EXHIBIT A-1

                                    EXHIBIT B
                               TO VOTING AGREEMENT

                                IRREVOCABLE PROXY

      The undersigned stockholder of BSD Software Inc., a Florida corporation ("BSD Software"), hereby irrevocably (to the full extent permitted by the Florida Business Corporations Act) appoints Charles T. Jenson and David A. Dodge, and each of them, or any other designee of NeoMedia Technologies, Inc., a Delaware corporation ("NeoMedia"), as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of BSD Software that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of BSD Software issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of BSD Software as of the date of this Proxy are listed on the final page of this Proxy.

      Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

      This Proxy is irrevocable (to the extent provided in the Florida Business Corporations Act) and is granted in consideration of NeoMedia entering into that certain Agreement and Plan of Merger among BSD Software, Neomedia Telecom Services, Inc., a Nevada corporation and a wholly-owned subsidiary of NeoMedia ("Merger Sub"), and NeoMedia (such agreement as it may be amended or restated is hereinafter referred to as the "Merger Agreement"). The Merger Agreement provides for the merger of Merger Sub with and into BSD Software (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of
(i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (ii) the date of termination of the Merger Agreement in accordance with its terms.

      The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Section 228 of the General Corporation Law of the State of Delaware), at every annual, special or adjourned meeting of the stockholders of BSD Software and in every written consent in lieu of such meeting as follows:

            (a) in favor of the adoption of the Merger Agreement and the consummation of the transactions contemplated therein, including the Merger,


                                   EXHIBIT B-1

            (b) against any action or agreement that would result in a breach in any material respect of BSD Software and NeoMedia under the Merger Agreement; and

            (c) except as otherwise agreed to in writing in advance by BSD Software (other than the Merger and the other transactions contemplated by the Merger Agreement), against:

                  (i) any Acquisition Proposal (as defined in the Merger Agreement);

                  (ii) any change in the board of directors of BSD Software other than in connection with the Merger;

                  (iii)  any  amendment  of  BSD   Software's   certificate   of
incorporation other than in connection with the Merger; or

                  (iv) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially and adversely affect the contemplated benefits to BSD Software of the Merger and the other transactions contemplated by the Merger Agreement.

      The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

      All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

      This Proxy is coupled with an interest and is irrevocable.

Dated:  ________, 2004


--------------------------------------------
(Signature of Stockholder)


--------------------------------------------
(Print Name of Stockholder)


Shares beneficially owned:

_____ shares of BSD Software, Inc. Common Stock


                                   EXHIBIT B-2

                                    EXHIBIT B

                               ARTICLES OF MERGER
                                       OF
                    BSD SOFTWARE, INC., a Florida corporation
                                      INTO
              NEOMEDIA TELECOM SERVICES, INC, a Nevada Corporation

Pursuant to Sections  607.1101,  607.1103,  607.1105 and 607.1107 of the Florida
Business Corporation Act (the "Act"), BSD SOFTWARE, INC., a Florida corporation ("BSD") and NEOMEDIA TELECOM SERVICES, INC, a Nevada Corporation ("NeoMedia"), adopt the following Articles of Merger for the purposes of merging BSD with and into NeoMedia (the "Merger").

FIRST:  The Plan of Merger is attached hereto as Exhibit A.

SECOND: The Plan of Merger was adopted by the Board of Directors and the shareholders, the number of votes cast being sufficient for approval, of each BSD and MeoMedia on October _____, 2004.

IN WITNESS WHEREOF, these Articles of Merger have been executed on behalf of the parties hereto as of this _____ day of October, 2004.

BSD SOFTWARE, INC.


---------------------------------
Signature


---------------------------------
Print Name and Title

NEOMEDIA TELECOM SERVICES, INC.


---------------------------------
Signature


---------------------------------
Print Name and Title

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of October _____, 2004, between NEOMEDIA TECHNOLOGIES, INC., a Delaware corporation (the "Parent"), NEOMEDIA TELECOM SERVICES, INC, a Nevada corporation and wholly-owned subsidiary of Parent ("NeoMedia" or the "Surviving Corporation")), and BSD SOFTWARE, INC., a Florida corporation ("BSD")

The Parent, NeoMedia and BSD desire to effect the statutory merger of BSD with and into NeoMedia, with NeoMedia to survive such merger.

1. Defined Terms. As used in this Agreement and Plan of Merger, the terms below shall have the following meanings:

      "BSD Subsidiary" means Triton Global Business Services, Inc., a Canadian company and Triton Global Communications, Inc., an Alberta, Canada company.

      "Merger Consideration" means the number of shares of Parent Common Stock to be issued to the shareholders of BSD in exchange for all of the outstanding shares of BSD Common Stock. The number of shares of Parent Common Stock to be issued to the shareholders of BSD shall be equal to (i) the product of the aggregate number of shares of BSD Common Stock outstanding at the Effective Date multiplied by 0.07, (ii) divided by the Volume Weighted Average Price per share of the common stock of Parent on the NASDAQ Bulletin Board market for the five trading days immediately preceding the Effective Date.

      "Common Merger Consideration" means the amount equal to the fraction, the numerator of which is the Merger Consideration and the denominator of which is the aggregate number of the shares of BSD Common Stock outstanding at the Effective Date.

2. Constituent Corporation. BSD and NeoMedia shall be parties to the merger (the "Merger") of BSD with and into NeoMedia.

3. Terms and Conditions of Merger. BSD shall, pursuant to the provisions of the Florida Business Corporation Act and the Nevada Corporate Statutes, be merged with and into NeoMedia, which shall continue to exist pursuant to the laws of the State of Nevada. Upon the effective date of the merger (as set forth in paragraph 9) (the "Effective Date"), the existence of BSD shall cease. On the Effective Date, NeoMedia shall assume the obligations of BSD.

4. Capital Stock; Conversion of Shares. On the terms and subject to the conditions of this Agreement and Plan of Merger, at the Effective Date, by virtue of the Merger and without any action on the part of Parent, BSD or the holder of any BSD Shares, the following shall occur:

            (a) Conversion of BSD Common Stock. Each share of BSD Common Stock issued and outstanding immediately prior to the Effective Date will be canceled and extinguished, and each share of BSD Common Stock which is issued and outstanding immediately prior to the Effective Date (other than any Dissenting Shares (as set forth in paragraph 5)) shall be automatically converted into solely the right to receive in shares of Parent Common Stock, the Common Merger Consideration.

            (b) Cancellation of BSD-Owned Stock. Each share of BSD Common Stock owned by BSD or a BSD Subsidiary immediately prior to the Effective Date shall be automatically canceled and extinguished without any exchange thereof and without any further action on the part of Parent, NeoMedia or BSD.

            (c) BSD Options. Immediately prior to the Effective Date, all outstanding BSD Options shall become fully vested and exercisable and all repurchase rights with respect to BSD Restricted Stock will lapse. Any BSD Options not exercised prior to the Effective Date will be automatically terminated.

            (d) Common Stock of NeoMedia. Each stock certificate of NeoMedia evidencing ownership of any shares of common stock of NeoMedia shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

5. Dissenting Shares.

      (a) Notwithstanding anything in this Agreement to the contrary, shares of BSD Common Stock outstanding immediately prior to the Effective Date and held by a holder who has not voted in favor of the Merger and who has demanded appraisal for such shares in accordance with Florida Law ("Dissenting Shares") shall not be converted into a right to receive the Common Merger Consideration unless and until such holder fails to perfect or withdraws or otherwise loses such holder's right to appraisal. A holder of Dissenting Shares shall be entitled to receive payment of the appraisal value of such shares of BSD Common Stock held by such holder in accordance with the provisions of Section 607 of the Florida Business Corporation Act unless, after the Effective Date, such holder fails to perfect or withdraws or loses such holder's right to appraisal, in which case such shares shall be treated as if they had been converted as of the Effective Date into the right to receive the Common Merger Consideration.

      (b) BSD shall give Parent (i) prompt notice of its receipt of any written demands for appraisal of any shares of BSD Common Stock, withdrawals of such demands, and any other instruments relating to the Merger served pursuant to Canadian Law and received by BSD and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under Canadian Law. BSD shall not, except with the prior written consent of Parent or as may be required under applicable law, voluntarily make any payment with respect to any demands for appraisal of BSD Common Stock or offer to settle or settle any such demands.

6. Articles of Incorporation. The Articles of Incorporation of NeoMedia as of the Effective Date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the laws of the State of Nevada.

7. Bylaws. The Bylaws of NeoMedia as of the Effective Date shall be the Bylaws of the Surviving Corporation and shall continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the laws of the State of Nevada.

8. Directors and Officers. The directors and officers of NeoMedia in office on the Effective Date shall continue to be the directors and officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of the Surviving Corporation.

9. Effective Date. The Merger shall become effective on the date (the "Effective Date") on which the Articles of Merger have been filed with the Secretary of State of the State of Nevada.

10. Amendment of Plan of Merger. The Board of Directors of each BSD and NeoMedia are authorized to amend this Plan of Merger at any time prior to the Effective Date.

BSD SOFTWARE, INC.


---------------------------
Signature

---------------------------
Print Name and Title


NEOMEDIA TELECOM SERVICES, INC.


---------------------------
Signature

---------------------------
Print Name and Title


NEOMEDIA TECHNOLOGIES, INC.


---------------------------
Signature

---------------------------
Print Name and Title

                                    EXHIBIT C

                           NEOMEDIA TECHNOLOGIES, INC.

                             COMPLIANCE CERTIFICATE

      Reference is made to the Agreement and Plan of Merger by and among NEOMEDIA TECHNOLOGIES, INC., a Delaware corporation ("NeoMedia"), NEOMEDIA TELECOM SERVICES, INC., a Nevada corporation and wholly-owned subsidiary of NeoMedia ("Merger Sub"), and BSD SOFTWARE, INC., a Florida corporation ("BSD"), dated as of October ___, 2004 (the "Agreement'). Capitalized terms used herein without definition have the meaning given to them in the Agreement. The undersigned, in the name and on behalf of NeoMedia, pursuant to Section 7.2(c) of the Agreement, does hereby certify that:

      1. He is the duly elected and acting Chief Executive Officer of NeoMedia.

      2. The representations and warranties of NeoMedia contained in the Agreement are accurate in all respects as if made on and as of the date hereof.

      3. NeoMedia has performed and complied in all material respects with all agreements, covenants and obligations required by the Agreement to be performed or complied with by NeoMedia on or prior to the date hereof.


Dated: December 21, 2004                  /s/ Charles T. Jensen
      ------------------                  --------------------------------------
                                          Charles T. Jensen
                                          Chief Executive Officer
                                          NeoMedia Technologies, Inc.

                                    EXHIBIT D

                               BSD SOFTWARE, INC.

                             COMPLIANCE CERTIFICATE

      Reference is made to the Agreement and Plan of Merger by and among NEOMEDIA TECHNOLOGIES, INC., a Delaware corporation ("NeoMedia"), NEOMEDIA TELECOM SERVICES, INC., a Nevada corporation and wholly-owned subsidiary of NeoMedia ("Merger Sub"), and BSD SOFTWARE, INC., a Florida corporation ("BSD"), dated as of October ___, 2004 (the "Agreement'). Capitalized terms used herein without definition have the meanings given to them in the Agreement. The undersigned, in the name and on behalf of BSD, pursuant to Section 7.3(c) of the Agreement, does hereby certify that:

      1. He is the duly elected and acting President and Chief Executive Officer of BSD.

      2. The representations and warranties of BSD contained in the Agreement are accurate in all respects as if made on and as of the date hereof.

      3. BSD has performed and complied in all material respects with all agreements, covenants and obligations required by the Agreement to be preformed or complied with by BSD on or prior to the date hereof.


Dated: December 21, 2004                 /s/ Guy Fietz
                                         ---------------------------------------
                                         Name: Guy Fietz
                                         President and Chief Executive Officer
                                         BSD Software, Inc.